                                                               File Nos. 2-98772
                                                                       811-04347

              As filed with the Securities and Exchange Commission
                                ON March 1, 2006
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No. __                             [ ]

     Post-Effective Amendment No. 118                           [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT
     COMPANY ACT OF 1940

     Amendment No. 146                                          [X]

                                    GMO TRUST

               (Exact Name of Registrant as Specified in Charter)

                   40 Rowes Wharf, Boston, Massachusetts 02110
                    (Address of principal executive offices)

                                  617-330-7500
              (Registrant's telephone number, including area code)

                                 with a copy to:

    J.B.  Kittredge, Esq.                               Thomas R. Hiller, Esq.
        GMO Trust                                         Ropes & Gray LLP
      40 Rowes Wharf                                  One International Place
Boston, Massachusetts  02110                        Boston, Massachusetts  02110
                    (Name and address of agents for service)

It is proposed that this filing will become effective:

      [X]   Immediately upon filing pursuant to paragraph (b), or

      [ ]   60 days after filing pursuant to paragraph (a)(1), or

      [ ]   On __________, pursuant to paragraph (b), or

      [ ]   75 days after filing pursuant to paragraph (a)(2), of Rule 485.

This filing relates solely to GMO Short-Duration Collateral Share Fund, one of fifty-five series of the Registrant. No information contained herein is intended to amend or supersede any prior filing relating to any other series of the Registrant.
================================================================================

GMO TRUST


                                                                      Prospectus
                                                                   March 1, 2006


- GMO SHORT-DURATION COLLATERAL SHARE FUND

                        -----------------

                        - INFORMATION ABOUT OTHER FUNDS OFFERED BY GMO TRUST IS CONTAINED IN SEPARATE PROSPECTUSES.

                        - SHARES OF THE FUND DESCRIBED IN THIS PROSPECTUS MAY NOT BE AVAILABLE FOR PURCHASE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER SHARES IN ANY STATE WHERE THEY MAY NOT LAWFULLY BE OFFERED.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                                                                       Page
                                                                  --------------
FUND SUMMARY...................................................            1

SUMMARY OF FUND PERFORMANCE AND FEES AND EXPENSES..............            4

DESCRIPTION OF PRINCIPAL RISKS.................................            5

MANAGEMENT OF THE FUND.........................................            9

DETERMINATION OF NET ASSET VALUE...............................           10

DISCLOSURE OF PORTFOLIO HOLDINGS...............................           12

HOW TO PURCHASE SHARES.........................................           12

HOW TO REDEEM SHARES...........................................           14

MULTIPLE CLASSES...............................................           17

DISTRIBUTIONS AND TAXES........................................           19

ADDITIONAL INFORMATION.........................................   back cover

SHAREHOLDER INQUIRIES..........................................   back cover

DISTRIBUTOR....................................................   back cover

GMO SHORT-DURATION COLLATERAL SHARE FUND


Fund Inception Date:  3/1/06



                                           Funds Codes
                              -------------------------------------
                              Ticker       Symbol           Cusip
                              ------       ------       -----------
Class III                       --           --         362013 53 4
Class IV                        --           --         362013 52 6
Class V                         --           --         362013 51 8
Class VI                        --           --         362013 49 2


                                  FUND SUMMARY


      This summary is not all-inclusive, and the GMO Short-Duration Collateral Share Fund (the "Fund") may make investments, employ strategies, and be exposed to risks that are not described in this summary. More information about the Fund's investments and strategies is contained in the Fund's Statement of Additional Information ("SAI"). See the back cover of this Prospectus for information about how to receive the SAI. Except for policies identified in the SAI as "fundamental," the Fund's Board of Trustees (the "Trustees") may change the Fund's investment objective, strategies, and policies without shareholder approval. The Fund's investment manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO") (see "Management of the Fund" for a description of the Manager).


INVESTMENT OBJECTIVE

      Total return in excess of its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

      The Fund invests substantially all of its assets in GMO Short-Duration Collateral Fund, another series of GMO Trust ("SDCF") (an arrangement often referred to as a "master-feeder" structure) and, to a limited extent, in cash and high quality money market instruments. Its investment objective and principal investment strategies, therefore, are identical to those of SDCF.


      SDCF invests primarily in relatively high quality U.S. and foreign floating rate fixed income securities. The Manager considers "relatively high quality" securities to be investment grade securities that are given a rating of Aa3/AA- or better by Moody's Investors Service, Inc. ("Moody's")/ Standard & Poor's Ratings Services ("S&P"), or, if unrated, determined to be of comparable quality by the Manager. SDCF may invest in government securities, corporate debt securities, residential and commercial mortgage-related securities and other asset-backed securities, collateralized debt obligations, money market instruments, commercial paper, reverse repurchase agreements, and repurchase agreements. Fixed income instruments in which SDCF invests include securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. SDCF's fixed income investments primarily have floating interest rates (or will be hedged to convert the fixed rate interest payments into floating rate interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Substantially all of SDCF's holdings of fixed income instruments are investment-grade, except for instruments whose rating has been downgraded to below investment grade (that is, rated below Baa3 by Moody's or below BBB- by S&P, or, if unrated, determined to be of comparable quality by the Manager) after purchase by SDCF.


      In selecting fixed income securities for SDCF's portfolio, the Manager employs fundamental and proprietary research techniques to seek to identify bond investments with yield spreads that are high relative to other fixed income securities with similar credit quality and average lives. SDCF also may use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, SDCF may gain indirect exposure to securities through the use of synthetic bonds, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security.


      The Manager employs a variety of techniques to adjust the sensitivity of SDCF's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, SDCF's portfolio duration. Under normal circumstances, the Manager expects that SDCF's dollar-weighted average portfolio duration will be six months or less. The Manager determines SDCF's dollar-weighted average portfolio duration by aggregating the durations of SDCF's individual holdings and weighting each holding based on its outstanding principal amount. Duration may be determined by traditional means or through empirical analysis, which may produce results that differ from those produced by traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility, for example, by investing in bonds with longer maturities while shortening their effective duration by hedging the interest rate exposure through the use of derivatives. As a result, SDCF's dollar-weighted average portfolio maturity may be substantially longer than SDCF's dollar-weighted average portfolio duration. In addition, SDCF's exposure to interest rates may vary as compared to direct investment in bonds with different maturities, and the Manager's investment in longer-term bonds may expose SDCF to additional credit risk. See "Principal risks of investing in the Fund -- Market Risk -- Fixed Income Securities" below.



      From time to time, SDCF may lend its portfolio securities.



      WHEN USED IN THIS PROSPECTUS, THE TERMS "INVEST" OR "INVESTMENTS" INCLUDE BOTH DIRECT INVESTING AND INDIRECT INVESTING AND/OR MAKING DIRECT INVESTMENTS AND INDIRECT INVESTMENTS (E.G., INVESTING IN SDCF OR MAKING INVESTMENTS IN DERIVATIVES AND SYNTHETIC INSTRUMENTS WITH ECONOMIC CHARACTERISTICS SIMILAR TO THE UNDERLYING ASSET). The Manager is not obligated to and generally will not consider tax consequences when seeking to achieve the Fund's investment objective (e.g., the Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Portfolio turnover is not a principal consideration when the Manager makes investment decisions for the Fund. Based on its assessment of market conditions, the Manager may trade the Fund's investments more frequently at some times than at others. High turnover rates may adversely affect the Fund's performance by generating additional expenses and may result in additional taxable income for its shareholders.


BENCHMARK

      The Fund's benchmark is the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan.

PRINCIPAL RISKS OF INVESTING IN THE FUND


      The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. The most significant risks of an investment in the Fund are the risks to which the Fund is exposed through SDCF, which include those outlined in the following brief summary of principal risks. For a more complete discussion of these risks, see "Description of Principal Risks."


      - Market Risk - Fixed Income Securities - The value of SDCF's fixed income investments will typically decline during periods of rising interest rates. SDCF also has market risk through its investment in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level or credit support provided, if any, and the credit quality of the credit-support provider, if any.


      - Credit and Counterparty Risk - This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of SDCF's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.


      - Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to SDCF of using derivatives may be particularly pronounced because SDCF creates synthetic bonds to replace direct investments.


Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling investments by SDCF), Leveraging Risk (increased risk from the use of derivatives by SDCF), Foreign Investment Risk (risks attendant to investments in markets that may be less stable, smaller, less liquid, and less regulated, and have higher trading costs relative to the U.S. market), Non-Diversification Risk (the Fund and SDCF are non-diversified and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund's performance more than if the Fund or SDCF were diversified), and Management Risk (risk that the strategies and techniques of the Manager will fail to produce the desired results).

PERFORMANCE

      The Fund has not commenced operations as of the date of this Prospectus, and therefore no performance information is available for the Fund.

FEES AND EXPENSES

      The tables below show, for each class of shares, the expected cost of investing in the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses that are paid from Fund
  assets as a percentage of average
  daily net assets)                       CLASS III     CLASS IV      CLASS V       CLASS VI
------------------------------------      ----------    ----------    ---------     ----------
Management fee .....................      0.05%         0.05%          0.05%         0.05%
Shareholder service fee ............      0.15%         0.10%         0.085%        0.055%
Other expenses .....................      0.05%(1,2)    0.05%(1,2)     0.05%(1,2)    0.05%(1,2)
Total annual operating expenses ....      0.25%(1,2)    0.20%(1,2)     0.19%(1,2)    0.16%(1,2)
               Expense reimbursement      0.03%(3)      0.03%(3)       0.03%(3)      0.03%(3)
Net annual expenses ................      0.22%(1,2)    0.17%(1,2)     0.16%(1,2)    0.13%(1,2)



(1) The Fund invests substantially all of its assets in shares of SDCF and indirectly bears the expenses applicable to SDCF. Total annual operating expenses and the example below represent the combined fees and expenses of both the Fund and SDCF. The expenses indicated above represent an annualized estimate of the combined operating expenses of the Fund and SDCF for the Fund's initial fiscal year.



(2) The Fund's total annualized indirect net expenses for its initial fiscal year are estimated to be 0.02%. Indirect expenses include interest expense that may be incurred by SDCF in entering into reverse repurchase agreements. Annualized indirect net expenses (before addition of interest expense) and annualized indirect interest expense are estimated to be less than 0.01% and 0.01%, respectively, for the Fund's initial fiscal year.



(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in SDCF, and other expenses described on page 10 of this Prospectus) exceed 0.05% of the Fund's average daily net assets.


EXAMPLE


      This example helps you compare the cost of investing in the Fund (including estimated direct expenses and estimated indirect expenses of SDCF) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                    1 YEAR(*)           3 YEARS
                                                    -------             -------
Class III                                             $23                 $80
Class IV                                              $17                 $64
Class V                                               $16                 $60
Class VI                                              $13                 $51


(*) After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

      Investing in mutual funds involves risk, including the risk that the strategies and techniques of the Manager will fail to produce the desired results (see "Management of the Fund" for a description of the Manager and "Management Risk" below). The Fund is subject to risks based on the types of investments in the Fund's portfolio and on the investment strategies it employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund may change over time. In addition, because the Fund invests in SDCF, the Fund will be exposed to all the risks of investments in SDCF's portfolio. Therefore, the principal risks summarized below include both direct and indirect principal risks of the Fund, and all references to investments made by the Fund in this section include those made both directly by the Fund and indirectly by the Fund through SDCF. The SAI includes more information about the Fund and its investments. You should keep in mind that an investment in the Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. By itself, the Fund does not constitute a complete investment program.


      - MARKET RISK. SDCF is subject to market risk, which is the risk of unfavorable changes in the value of the fixed income securities owned by SDCF. General market risks associated with investments in fixed income securities include the following:


      FIXED INCOME SECURITIES. The value of SDCF's fixed income investments (including bonds, notes, and asset-backed securities) typically changes as interest rates fluctuate. During periods of rising interest rates, fixed income securities generally decline in value. Conversely, during periods of falling interest rates, fixed income securities generally rise in value. This kind of market risk, also called "interest rate risk," is generally greater for fixed income securities and portfolios with longer durations. This risk is also present, but to a lesser extent, in securities with shorter durations. SDCF may be less sensitive to interest rate changes because SDCF invests primarily in fixed income securities with floating interest rates. However, fixed income securities with floating interest rates may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in SDCF's net asset value.


      An additional type of market risk exists for SDCF by virtue of its investments in asset-backed securities, which represent a significant portion of its assets. Those securities may be backed by many types of assets, including pools of automobile loans, residential and commercial mortgages, educational loans, home equity loans, credit card receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers or one or more lending banks, or a combination of these bonds and loans. Payment of interest and repayment of principal on asset-backed securities largely depends on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with investments in asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the required amount of underlying assets or other support needed to produce the cash flows necessary to service interest and principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations, and the obligations in default exceed the credit support. The underlying obligations also are subject to unscheduled prepayment, particularly during periods of falling interest rates. SDCF may be unable to invest the prepaid proceeds in an investment that provides as high a yield as the asset-backed security. SDCF will make significant investments in asset-backed securities secured by specific types of loans and/or bonds (e.g., credit-card receivables). As a result, economic developments adversely affecting a particular type of collateral may result in harm to SDCF. In addition, certain types of collateral may have strong positive correlations, meaning that their value may be impaired by similar economic conditions (e.g., an increase in personal bankruptcies could reduce the value of asset-backed securities secured by credit card receivables, automobile loans, educational loans, and home equity loans). Asset-backed securities also may collateralized by the fees earned by service providers.


      The value of asset-backed securities may depend on the servicing of the underlying asset and is, therefore, subject to risks associated with the negligence or defalcation of their servicers. In some circumstances, the mishandling of related documentation also may affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. The risks associated with asset-backed securities are particularly pronounced for SDCF because it invests a significant portion of its assets in asset-backed securities.

      - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of SDCF's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.


      Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest. SDCF is subject to the risk that the issuers of the securities it owns will have their credit ratings downgraded or will default, potentially reducing the value of SDCF's portfolio and its income. Nearly all fixed income securities are subject to some credit risk. This risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on their obligations. See "Market Risk - Fixed Income Securities" above for a discussion of these risks.


      Credit risk is particularly pronounced for below investment grade securities (also called "junk bonds"), which are fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P or determined by the Manager to be of comparable quality to securities so rated. SDCF may hold instruments whose rating has been downgraded to below investment grade after purchase by SDCF. Junk bonds offer the potential for higher investment returns than higher-rated securities. However, junk bonds are often less liquid than higher quality securities. In addition, the continuing ability of issuers of junk bonds to meet principal and interest payments is considered speculative, and they are more susceptible to real or perceived adverse economic and competitive industry conditions.

      In addition, SDCF is exposed to credit risk as a result of its significant use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts, as described in "Derivatives Risk" below) and because it may lend its portfolio securities and use repurchase agreements or reverse repurchase agreements. If the counterparty defaults, SDCF will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, SDCF will succeed in enforcing them. While the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions.


      - DERIVATIVES RISK. SDCF may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. SDCF may use derivatives for many purposes, including hedging and as a substitute for direct investment in securities. SDCF also may use derivatives as a way to adjust efficiently the exposure of SDCF to various securities, markets, and currencies without SDCF actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of SDCF assets and making new investments over time. For a description of the various derivative instruments that SDCF may utilize, refer to the SAI.

      The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes SDCF to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, SDCF will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, SDCF will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, SDCF is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than SDCF when SDCF seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for SDCF to enforce its contractual rights may lead SDCF to decide not to pursue its claims against the counterparty. SDCF, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after SDCF has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions. To the extent SDCF contracts with a limited number of counterparties, SDCF's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on SDCF.

      Derivatives also are subject to a number of other risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

      Suitable derivative transactions may not be available in all circumstances. In addition, the Manager may determine not to use derivatives to hedge or otherwise reduce risk.

      The risks of using derivatives is pronounced for SDCF because it uses derivatives, in particular synthetic bonds (created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security), to gain exposure to fixed income securities.


      - LIQUIDITY RISK. SDCF is exposed to liquidity risk when limited trading volume, lack of a market maker, or legal restrictions impair SDCF's ability to sell particular securities or close derivative positions at an advantageous price. Because SDCF's principal investment strategies involve the use of derivatives and foreign fixed income securities, it has increased exposure to liquidity risk. Securities with increased liquidity risk are more likely to be fair valued (see "Determination of Net Asset Value"). Liquidity risk also may exist when SDCF has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short position).


      - LEVERAGING RISK. SDCF's use of reverse repurchase agreements and other derivatives may cause its portfolio to be leveraged. Leverage increases SDCF's portfolio losses when the value of its investments declines. SDCF's portfolio may be leveraged temporarily if it borrows money to meet redemption requests and/or to settle investment transactions.


      SDCF is not limited in the extent to which it may use derivatives. As a result, its net long exposure may exceed 100% of its net assets. However, the Manager seeks to manage the effective market exposure of SDCF by controlling the projected tracking error relative to SDCF's benchmark.


      - FOREIGN INVESTMENT RISK. Because SDCF may invest in fixed income securities traded principally in securities markets outside the United States, it is subject to additional and more varied risks, because the value of those securities may change more rapidly and to a greater degree than U.S. securities. The securities markets of many foreign countries are relatively small, involving securities of a limited number of companies in a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs, and holders of foreign securities may be subject to foreign taxes on dividends and interest payable on those securities. Also, for investments in lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect the Fund. In the event of a nationalization, expropriation, or other confiscation, SDCF could lose its entire investment in a foreign security.


      - NON-DIVERSIFICATION RISK. Investing in securities of many different issuers can reduce overall risk while investing in securities of a small number of issuers can increase it. The Fund will invest substantially all of its assets in shares of SDCF, which is not "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that SDCF is allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, credit, market, and other risks associated with SDCF's investment strategies or techniques may be more pronounced for SDCF than if SDCF were "diversified." The Fund also is not "diversified."



      - MANAGEMENT RISK. The Fund and SDCF are subject to management risk because they rely on the Manager's ability to pursue their objectives. The Manager applies investment techniques and risk analyses in making investment decisions for the Fund and SDCF, but there is no assurance that the Manager will achieve the desired results. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions when it is least advantageous to do so. The Fund and SDCF generally do not attempt to time the market and instead generally stay fully invested in fixed income securities and related derivative instruments. Notwithstanding its benchmark, SDCF may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent SDCF invests in those securities, SDCF's performance depends on the ability of the Manager to choose securities that perform better than securities that are included in SDCF's benchmark.

                             MANAGEMENT OF THE FUND


      GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the funds (the "GMO Funds") of GMO Trust (the "Trust"). GMO is a private company, founded in 1977. As of December 31, 2005, GMO managed on a worldwide basis more than $110 billion for the GMO Funds and institutional investors such as pension plans, endowments, and foundations.


      Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund and SDCF. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.

      Each class of shares of the Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information.

      The Manager receives a management fee from the Fund as compensation for services rendered to the Fund. The Fund will commence operations on or following the date of this Prospectus, and, therefore, the Fund has not yet paid the Manager a management fee. However, once the Fund commences operations, it will pay to the Manager a management fee at the annual rate of 0.05% of the Fund's average daily net assets.

      A discussion of the basis for the Trustees' approval of the Fund's investment advisory contract will be included in the shareholders' report for the period during which the Trustees approved such contract.

      GMO's Fixed Income Division is responsible for day-to-day management of the Fund. The Division's investment professionals work collaboratively to manage the Fund's portfolio, and no one person is primarily responsible for day-to-day management of the Fund.


      William Nemerever and Thomas Cooper are the senior members and co-directors of the Fixed Income Division. Each has been a senior member of the Division since 1993. As senior members and co-directors, Mr. Nemerever and Mr. Cooper jointly allocate responsibility for portions of the Fund's portfolio to members of the Division, oversee the implementation of trades, review the overall composition of the portfolio, including compliance with its stated investment objective and strategies, and monitor cash.



      Mr. Nemerever and Mr. Cooper have been jointly responsible for overseeing the portfolio management of GMO's global fixed income portfolios since 1993. In general, Mr. Nemerever focuses on investment strategy, while Mr. Cooper focuses on instrument selection.


      The SAI contains other information about how GMO determines the compensation of the senior members, other accounts they manage, and their ownership of the Fund.

CUSTODIAN AND TRANSFER AGENT



      Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's custodian and transfer agent.


EXPENSE REIMBURSEMENT


      As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund for a portion of its expenses through at least June 30, 2007. The following expenses are specifically excluded from the Manager's reimbursement obligation: Shareholder Service Fees, expenses indirectly incurred by investment in other funds of the Trust (including SDCF), fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.


                        DETERMINATION OF NET ASSET VALUE

      The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund will not determine its NAV on any day when the NYSE is closed for business. The Fund also may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell a security is received by the Fund. The Fund's net asset value is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The value of the Fund's investments is generally determined as follows:

Exchange listed securities

      -     Last sale price or

      -     Official closing price or

      - Most recent bid price (if no reported sale or official closing price) or

      - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition




Unlisted securities (if market quotations are readily available)

      -     Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

      - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by the Fund) (includes bonds, loans, structured notes)

      - Closing bid supplied by a primary pricing source chosen by the Manager

Options written by the Fund

      -     Most recent ask price

"Fair Value" Pricing

      For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Fund's investments will be valued at "fair value," as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

      With respect to the Fund's use of "fair value" pricing, you should note the following:

            - In certain cases, a significant percentage of SDCF's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that the Fund's net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.




      The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

      The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager does not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) when the Manager believes that the price supplied is not reliable. Some securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because SDCF may hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of the Fund's shares may change significantly on days when you cannot redeem your shares.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


     The Fund has established a policy with respect to disclosure of its portfolio holdings. A description is provided in the Statement of Additional Information. Information regarding the Fund's and SDCF's portfolio holdings as of each month's end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO ("potential shareholders"), and their consultants or agents through a secured link on GMO's website approximately five days after month end.



     To access this information on GMO's website
(http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates. Beneficial owners of shares of the Trust who have invested in the Trust through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding the Fund's and SDCF's portfolio holdings.



     The Fund or SDCF (as applicable) or GMO may suspend the posting of its portfolio holdings, or the Fund or SDCF (as applicable) may modify its disclosure policy, without notice to shareholders. Once posted, the Fund's and SDCF's portfolio holdings will remain available on the website at least until the Fund or SDCF (as applicable) files a Form N-CSR or Form N-Q for the period that includes the date of those holdings.


                             HOW TO PURCHASE SHARES

     You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, certain brokers and agents may be authorized to accept purchase and redemption orders on the Fund's behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust will not accept a purchase request unless a completed GMO Trust Application is on file with GMO.

     PURCHASE POLICIES. You must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

               -    The name of the Fund being purchased;

               -    The dollar amount of the shares to be purchased;

               - The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on that date);

               - Your name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

               - The signature of an authorized signatory as identified in the GMO Trust Application; and

               -    Payment in full (by check, wire, or securities).

                    - If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.

     If the purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day for the Fund shares to be purchased. If the purchase request is received after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day for the Fund shares to be purchased.

     To help the government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information in your GMO Trust Application. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.

     The Trust and its agent reserve the right to reject any order. In addition, without notice the Fund may temporarily or permanently suspend sales of its shares to new investors and, in some circumstances, existing shareholders.


     Minimum investment amounts (by class) are set forth in the table on page 17 of this Prospectus. No minimum additional investment is required to purchase additional shares of the Fund. The Trust may waive initial minimums for some investors.


     Funds advised or sub-advised by GMO ("Top Funds") may purchase shares of the Fund after the close of regular trading on the NYSE (the "Cut-off Time") and receive the current day's price if the following conditions are met: (i) the Top Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Top Funds of shares of the Fund are executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                    GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                           Boston, Massachusetts 02110
                            Facsimile: (617) 439-4192
                         Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust. Purchase requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent.

     FUNDING YOUR INVESTMENT. You may purchase shares:

     -    with cash (via wire transfer or check)

          - BY WIRE. Instruct your bank to wire the amount of your investment to:

                         Investors Bank & Trust Company
                              Boston, Massachusetts
                                ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
     Further credit: GMO Short-Duration Collateral Share Fund/Account name and number

          - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

              By U.S. Postal Service:           By Overnight Courier:
              Investors Bank & Trust Company    Investors Bank & Trust Company
              GMO Transfer Agent MFD 23         GMO Transfer Agent MFD 23
              P.O. Box 642                      200 Clarendon Street, 16th Floor
              Boston, MA 02117-0642             Boston, MA 02116

     -    by exchange (from another Fund)

          -    written instruction should be sent to GMO Shareholder Services at
               (617) 439-4192 (facsimile)

     -    in exchange for securities acceptable to the Manager

          - securities must be approved by the Manager prior to transfer to the Fund

          - securities will be valued as set forth under "Determination of Net Asset Value"

     -    by a combination of cash and securities


     FREQUENT TRADING ACTIVITY. The Trustees have approved policies and procedures designed to detect and prevent frequent trading activity that is harmful to certain other funds of the Trust and their shareholders. Frequent trading strategies may be disruptive to the efficient management of such funds, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to such funds and their shareholders. Notwithstanding the foregoing, these policies and procedures do not limit frequent trading of the Fund or SDCF because the nature of their investments make the Fund and SDCF less susceptible to the effects of market timing.


                              HOW TO REDEEM SHARES

     You may redeem the Fund's shares on any day when the NYSE is open for business. Redemption requests should be submitted to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be processed through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.

     REDEMPTION POLICIES. You must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:

               -    The name of the Fund being redeemed;

               - The number of shares or the dollar amount of the shares to be redeemed;

               - The date on which the redemption is to be made (subject to receipt prior to the close of regular trading on that date);

               - Your name and/or the account number set forth with sufficient clarity to avoid ambiguity;

               - The signature of an authorized signatory as identified in the GMO Trust Application; and

               - Wire instructions or registration address that match the wire instructions or registration address on file at GMO.

     If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day. If the redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day unless you have instructed GMO Shareholder Services in writing to defer the redemption to another day. If you have instructed GMO Shareholder Services to defer the redemption to another day, you may revoke your redemption request at any time prior to 4:00 p.m. Eastern time on the redemption date.

     The Trust may take up to seven days to remit proceeds. Failure to provide the Trust with a properly authorized redemption request or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address will result in a delay in processing a redemption request or a rejection of the redemption request.

     If the Manager determines, in its sole discretion, that a redemption payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders, the Fund may pay the redemption price in whole or in part with securities held by the Fund instead of cash.

     If a redemption is paid in cash:

     - payment will be made in federal funds transferred to the bank account designated in writing by an authorized signatory in the GMO Trust Application to purchase the Fund shares being redeemed

          - designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in writing by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form

     - upon request, payment will be made by check mailed to the registration address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form).

     If a redemption is paid with securities, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value"

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and may not represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed in writing by an authorized person.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     -    if the NYSE is closed on days other than weekends or holidays

     -    during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for your protection.


     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem Fund shares held by a shareholder unilaterally at any time if at that time: (i) the shares of the Fund or a class held by the shareholder have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund or a class held by the shareholder exceed a percentage of the outstanding shares of the Fund or a class determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount or a maximum percentage for the Fund or its classes.


     Top Funds may redeem shares of the Fund after the Cut-off Time and receive the current day's price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and (ii) the redemption of the shares of the Fund is executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares - Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617)346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                                MULTIPLE CLASSES

     The Fund offers multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is the level of Shareholder Service Fee that these classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee generally is lower for classes that require greater total assets under GMO's management.

MINIMUM INVESTMENT CRITERIA FOR CLASS III ELIGIBILITY


                                                    SHAREHOLDER SERVICE FEE
                 MINIMUM TOTAL FUND MINIMUM TOTAL (AS A % OF AVERAGE DAILY NET
                    INVESTMENT       INVESTMENT 1           ASSETS)
---------------- ------------------ -------------  ----------------------------
CLASS III SHARES         NA          $5 million                  0.15%

---------------- ------------------ -------------  ----------------------------





(1) The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors and for certain clients with continuous client relationships with GMO since May 31, 1996.


MINIMUM INVESTMENT CRITERIA FOR CLASS IV, CLASS V, AND CLASS VI ELIGIBILITY



                                       MINIMUM TOTAL
                                      INVESTMENT PLUS        SHAREHOLDER SERVICE FEE
                MINIMUM TOTAL FUND      MINIMUM FUND      (AS A % OF AVERAGE DAILY NET
                    INVESTMENT           INVESTMENT                  ASSETS)
--------------- ------------------ ---------------------- ----------------------------
CLASS IV SHARES $  125 million     $ 250 million plus $35             0.10%
                                      million in Fund

--------------- --------------     ---------------------- ----------------------------
CLASS V SHARES  $  250 million     $ 500 million plus $35             0.085%
                                      million in Fund

--------------- --------------     ---------------------- ----------------------------
CLASS VI SHARES $  300 million     $ 750 million plus $35             0.055%
                                      million in Fund

--------------- --------------     ---------------------- ----------------------------




     Eligibility to purchase different classes of the Fund shares depends on the client's meeting either (i) the minimum "Total Fund Investment" set forth in the above table, which includes only a client's total investment in the Fund, or
(ii) the minimum "Total Investment" set forth in the above table, calculated as described below; provided that clients who qualify for Class IV, Class V, and Class VI Shares of the Fund as a result of satisfying the minimum Total Investment requirements for the class must also make a minimum investment in the Fund, as set forth in the above table.




     A client's Total Investment equals the market value of all the client's assets managed by GMO and its affiliates (1) at the time of initial investment,
(2) at close of business on the last business day of each calendar quarter, or
(3) at other times as determined by the Manager (each, a "Determination Date").

     GMO may permit a client to undertake in writing to meet the applicable Total Fund Investment or Total Investment over a period not to exceed 12 months. If the client's goal is not met by the time specified in the letter (Commitment
Date), the client will be converted on the next Determination Date to the class of shares for which the client satisfied all minimum investment requirements as of the Commitment Date.

     For clients with GMO accounts as of May 31, 1996: Any client whose Total Investment as of May 31, 1996 (prior to the issuance of multiple classes of shares) was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that the client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million.

     You should note:

     - No minimum additional investment is required to purchase additional shares of the Fund for any class of shares.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility. See the SAI for a discussion of factors the Manager considers relevant when making aggregation determinations.

     - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

     - The Trust may waive eligibility requirements for certain accounts or special situations (e.g., certain GMO Asset Allocation Funds generally invest in the least expensive class of other GMO Funds in operation at the time of investment).

     - All investments by defined contribution plans through an intermediary are invested in Class III Shares.

CONVERSIONS BETWEEN CLASSES

     Each client's Total Fund Investment and Total Investment are determined by GMO on each Determination Date. Based on this determination, and subject to the following, each client's shares of the Fund identified for conversion will be converted to the class of shares of the Fund with the lowest Shareholder Service Fee for which the client satisfies all minimum investment requirements (or, to the extent the client already holds shares of that class, the client will remain in that class). With respect to the Fund:

     - To the extent a client satisfies all minimum investment requirements for a class of shares then being offered that bears a lower Shareholder Service Fee than the class held by the client on the Determination Date, the client's shares identified for conversion will be automatically converted to that class within 45 calendar days following the Determination Date on a date selected by the Manager.

     - To the extent a client no longer satisfies all minimum investment requirements for the class of shares held by the client on the last Determination Date of a calendar year, the Trust will convert the client's shares to the class that is then being offered bearing the lowest Shareholder Service Fee for which the client satisfies all minimum investment requirements (and which class will typically bear a higher Shareholder Service Fee than the class held by the client). To the extent the client no longer satisfies all minimum investment requirements for any class of the Fund as of the last Determination Date of a calendar year, the Trust will convert the client's shares to the class of the Fund then being offered bearing the highest Shareholder Service Fee. Notwithstanding the foregoing, a client's shares will not be converted to a class of shares bearing a higher Shareholder Service Fee without at least 15 calendar days' prior notice by the Trust so that the client has a reasonable opportunity, by making an additional investment, to remain eligible for the client's current class of shares. If the client is not able to make an additional investment in the Fund solely because the Fund is closed to new investments or is capacity constrained, the client will remain in the class of shares then held by the client. Any conversion of a client's shares to a class of shares bearing a higher Shareholder Service Fee will occur within 60 calendar days following the last Determination Date of a calendar year.

     The Trust has been advised by counsel that, for tax purposes, the conversion of a client's investment from one class of shares of the Fund to another class of shares of the Fund should not result in the recognition of gain or loss in the shares that are converted. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

                             DISTRIBUTIONS AND TAXES

     The Fund's policy is to declare and pay distributions of its net income, if any, semi-annually. The Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), if any, at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     Distributions of net income may include (without limitation) income from securities, certain derivatives and other investments, regular dividends from other regulated investment companies and income allocations from partnerships, and net gains from foreign currency transactions. Short-term capital gain and long-term capital gain distributions may include (without limitation) amounts from the sale of securities and other investments, closing or offsetting of certain derivatives, and capital gains from investment companies and partnerships. Notwithstanding the foregoing, shareholders should see the description below for information regarding the tax character of distributions from the Fund to shareholders.

     All dividends and/or distributions are paid in shares of the Fund, at net asset value, unless a shareholder elects to receive cash. Shareholders may elect to receive cash by marking the appropriate box on the purchase order form, by writing to the Trust, or by notifying their broker or agent. There is no purchase premium on reinvested dividends or distributions.

It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net capital gains derived from the sale of investments that the Fund owned for more than one year and the receipt of properly designated capital gain dividends from the Fund's investment in SDCF are taxable to shareholders as long-term capital gains if such distributions are properly designated by the Fund as capital gain dividends. Distributions of gains derived from the sale of investments that the Fund owned for one year or less and the receipt of dividends (other than properly designated capital gain dividends) from the Fund's investment in SDCF are taxable to shareholders as ordinary income.

     - If the Fund has capital losses in excess of capital gains for any taxable year, these excess losses will carry over and offset capital gains in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) until such losses have been fully utilized to offset Fund capital gains, whichever comes first. The Fund's ability to utilize these losses in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

     - For taxable years beginning on or before December 31, 2008, distributions of investment income properly designated by the Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

     - Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under the federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by the Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

     - Investments by SDCF in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains. Those taxes will reduce SDCF's yield. The foreign withholding tax rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, shareholders may be entitled to claim a credit or deduction for foreign taxes. See the SAI for more information regarding foreign withholding taxes.

     - Investments by the Fund or SDCF in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed and mortgage-backed securities, assets "marked to the market" for federal income tax purposes, and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate the Fund's or SDCF's recognition of income, including the recognition of taxable income in excess of the cash generated by those investments. These investments, therefore, may affect the timing or amount of the Fund's or SDCF's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - The Fund's or SDCF's use of derivatives and securities lending may increase the amount of taxes payable by the Fund's shareholders.

     - The Fund's investment in SDCF and investments by SDCF in other investment companies taxed as partnerships or regulated investment companies could affect the amount, timing and character of distributions. See "Taxes" in the SAI for more information.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisers about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax). Please see the SAI for additional information regarding the tax aspects of investing in the Fund.

     For information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for Fund distributions of gain attributable to "U.S. real property interests," see the SAI.

                                    GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's SAI is available free of charge at http://www.gmo.com or by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The SAI contains more detailed information about the Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

     You can review and copy the Prospectus and SAI at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Other information about the Fund is available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.

                              SHAREHOLDER INQUIRIES

                       Shareholders may request additional
                    information from and direct inquiries to:
                             Shareholder Services at
                     Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                                Boston, MA 02110
                          1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                   SHS@GMO.com
                           website: http://www.gmo.com

                                   DISTRIBUTOR

                             Funds Distributor, Inc.
                          100 Summer Street, 15th Floor
                           Boston, Massachusetts 02110


                                       INVESTMENT COMPANY ACT FILE NO. 811-04347

                                    GMO TRUST

                    GMO Short-Duration Collateral Share Fund

                       STATEMENT OF ADDITIONAL INFORMATION


                                  March 1, 2006



This Statement of Additional Information is not a prospectus. It relates to the GMO Short-Duration Collateral Share Fund Prospectus dated March 1, 2006, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of the Fund (when available) is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at (617) 346-7646.

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES................................      2
FUND INVESTMENTS..................................................      3
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS........................      4
USES OF DERIVATIVES...............................................     22
INVESTMENT RESTRICTIONS...........................................     26
DETERMINATION OF NET ASSET VALUE..................................     29
DISTRIBUTIONS.....................................................     29
TAXES.............................................................     29
MANAGEMENT OF THE TRUST...........................................     39
INVESTMENT ADVISORY AND OTHER SERVICES............................     46
PORTFOLIO TRANSACTIONS............................................     50
PROXY VOTING POLICIES AND PROCEDURES..............................     52
DISCLOSURE OF PORTFOLIO HOLDINGS..................................     52
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES..................     55
MULTIPLE CLASSES..................................................     56
VOTING RIGHTS.....................................................     56
SHAREHOLDER AND TRUSTEE LIABILITY.................................     57
APPENDIX A -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS.........    A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES................    B-1

The GMO Short-Duration Collateral Share Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is a "series investment company" that consists of separate series of investment portfolios (the "Series"), each of which is represented by a separate series of shares of beneficial interest. Each Series' manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). Shares of the other Series of the Trust are offered pursuant to separate prospectuses or private placement memoranda and statements of additional information.


Throughout this Statement of Additional Information, it is noted that the Fund will "invest" or typically make "investments" in a particular type of security or other asset. Investors should understand that when used in this Statement of Additional Information, the terms "invest" and "investments" include both direct and indirect investing and/or making direct investments and indirect investments (e.g., investing in GMO Short-Duration Collateral Fund ("SDCF") or making investments in derivatives and synthetic instruments with economic characteristics similar to the underlying asset).


                       INVESTMENT OBJECTIVES AND POLICIES


      The principal strategies and risks of investing in the Fund are described in the Prospectus. Except for policies identified as "fundamental" in this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.

                                FUND INVESTMENTS

      Because the Fund invests substantially all of its assets in SDCF, it is indirectly exposed to the investment practices of SDCF and is, therefore, subject to all risks associated with those practices. The following list indicates the types of investments that SDCF is generally permitted (but not required) to make. SDCF may, however, make other types of investments provided such an investment is consistent with SDCF's investment objective and policies and SDCF's investment restrictions do not expressly prohibit it from so doing:

   - asset-backed and mortgage-backed securities (including CMOs, CDOs, strips, and residuals)

   - securities issued by federal, state, local and foreign governments (traded in the U.S. and abroad)

   -  convertible bonds

   -  fixed income securities of private issuers

   -  foreign issues traded in the U.S. and abroad

   -  investment companies (open & closed end)

   -  illiquid securities

   -  144A securities and restricted securities

   -  repurchase agreements

   -  reverse repurchase agreements

   -  warrants and rights

   -  securities purchased and sold on a when-issued or delayed delivery basis

   -  indexed securities

   -  structured notes

   -  firm commitments (with banks or broker-dealers)

   -  interest rate/bond futures and related options

   - exchange-traded and OTC options on securities and indexes (including writing covered options)

   - foreign currency transactions (including forward foreign currency contracts)

   -  interest rate, total return, and credit default swap contracts

   -  interest rate caps, floors and collars

   -  adjustable rate securities

   -  zero coupon securities

   -  dollar roll agreements

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

      The following is a description of investment practices in which the Fund may engage and the risks associated with their use. THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH THE FUND INDIRECTLY MAY BE EXPOSED THROUGH ITS INVESTMENT IN SDCF. ANY REFERENCES TO INVESTMENTS MADE BY THE FUND INCLUDE THOSE MADE BOTH DIRECTLY BY THE FUND AND INDIRECTLY BY THE FUND THROUGH SDCF. Please refer to "Fund Summary" and "Description of Principal Risks" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which the Fund may engage.

PORTFOLIO TURNOVER


      Based on the Manager's assessment of market conditions, the Manager may trade the Fund's investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may involve realization of capital gains that are taxable when distributed to shareholders of the Fund. If portfolio turnover results in the recognition of short-term capital gains, those gains are typically taxed to shareholders at ordinary income tax rates. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.


NON-DIVERSIFIED PORTFOLIO

      As stated in the Prospectus, the Fund is a "non-diversified" fund under the Investment Company Act of 1940, as amended (the "1940 Act") and, as such, is not required to satisfy the requirements for "diversified" funds, which require that at least 75% of the value of a fund's total assets be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of any single issuer.

      As a non-diversified fund, the Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to the Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund. The Fund must, however, meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

DEBT AND OTHER FIXED INCOME SECURITIES

      Debt and other fixed income securities include fixed income and floating rate securities of any maturity. Fixed income securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed income and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as "fixed income securities." See also "Adjustable Rate Securities" below.

      Holders of fixed income securities are exposed to both market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. The Fund may be less sensitive to interest rate changes because the Fund invests primarily in fixed income securities with floating interest rates and related interest rate derivatives. However, fixed income securities with floating interest rates may cause fluctuations in the Fund's net asset value if their interest rates do not rise as much as interest rates in general or their rates reset only periodically (particularly during a period of sudden and significant changes in prevailing rates). Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

      Because interest rates vary, the future income of the Fund, which invests in fixed income securities, cannot be predicted with certainty.

CASH AND OTHER HIGH QUALITY INVESTMENTS


      The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or in connection with the maintenance of liquid assets required in connection with some of the Fund's investments. These cash items and other high quality corporate debt securities may include money market instruments such as securities issued by the United States Government and its agencies, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund seeks to minimize credit risk by investing only in high quality money market securities.


MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, AND COLLATERALIZED DEBT OBLIGATIONS.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Banks ("FHLBs")), by foreign governments, or by non-governmental issuers. Mortgage-backed securities include securities backed by pools of residential and commercial mortgages. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the mortgage loan's scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans will result in early payment of the applicable mortgage-backed securities held by the Fund. The Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, the location of the property underlying the mortgage, the age of the mortgage loan, and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.


      Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations.

      Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in "Adjustable Rate Securities" below.

      ASSET-BACKED SECURITIES. Asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Asset-backed securities include securities backed by pools of automobile loans, educational loans, home equity loans, credit card receivables, and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of those bonds and loans. The underlying pools of assets are securitized through the use of trusts and special purpose entities. Asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities. (See "Mortgage-Backed Securities" immediately above.)

      Asset-backed securities also present certain risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. These may include securities backed by credit card receivables, many of which are unsecured. In addition, as noted above, the Fund may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt. Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

      In addition, payment of interest and repayment of principal on asset-backed securities largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with investments in asset-backed securities depends on many factors, including the deal structure (i.e., determinations as to the required amount of underlying assets or other support needed to produce the cash flows necessary to service interest and principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities' credit support.

      In addition, asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

      The value of asset-backed securities may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance. In some circumstances, the mishandling of documentation related to the underlying collateral by a servicer or originator of the underlying collateral may affect the rights of the security holders in and to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral). In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in costs and delays that are in addition to losses associated with a decline in the value of the underlying assets.


      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"); STRIPS AND RESIDUALS. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association ("Ginnie Mae") and their income streams, and which also may include whole mortgage loans and private mortgage bonds.


      CMOs are issued in multiple classes, often referred to as "tranches." Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

      In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the "Collateral"). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

      CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset -backed securities.


      The Fund also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer's management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer's debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.


      CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages. IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

      COLLATERALIZED DEBT OBLIGATIONS ("CDOS"). The Fund may invest in CDOs, which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is a trust or other special purpose vehicle backed by a pool of high risk, usually below investment-grade fixed income securities. A CLO is an obligation of a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.

      For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual or "equity" tranche which bears some or all of the risk of default by the bonds or loans in the trust, and therefore protects the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the equity tranche due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

      The risks of an investment in a CDO depend largely on the type of underlying collateral securities and the tranche in which a Fund invests. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid, unless an active dealer market for a particular CDO allows it to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and default risk). Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that the Fund may invest in a subordinate tranche of a CDO. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

      U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or-sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by Freddie Mac, Fannie Mae, and FHLBs). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of the Fund to enforce its rights against the foreign government.

      Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

      As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

      In addition to investing directly in U.S. government securities and foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

ADJUSTABLE RATE SECURITIES

      Adjustable rate securities are securities with interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer's creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

BELOW INVESTMENT GRADE SECURITIES


      The Fund may hold securities whose ratings have been downgraded to below investment grade (that is, rated below BBB- by Standard & Poor's or below Baa3 by Moody's Investors Service, Inc. ("Moody's") or determined by the Manager to be of comparable quality to securities so rated) after purchase by the Fund, including securities in the lowest rating categories and comparable unrated securities ("Below Investment Grade Securities") (commonly referred to as "junk bonds"). Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. The Fund's investments in Below Investment Grade Securities are more dependent on the Manager's own credit analysis than its investments in higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried by the Fund. Some Below Investment Grade Securities in which the Fund invests may be in poor standing or in default.

      Securities in the lowest investment grade category (BBB or Baa) also have some speculative characteristics. See "Appendix A -- Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.


ZERO COUPON SECURITIES

      The Fund, when investing in "zero coupon" fixed income securities, accrues interest income at a fixed rate based on the initial purchase price and the length to maturity, but the securities do not pay interest in cash on a current basis. The Fund is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips.

INDEXED SECURITIES

      Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

      The performance of indexed securities depends to a great extent on the performance of the security, security index, currency, or other instrument to which they are indexed. Performance also may be influenced by interest rate changes in the U.S. and abroad. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer's creditworthiness. Recent issuers of indexed securities have included banks, corporations, and U.S. government agencies.

      The Fund may invest in indexed securities called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term interest rates increase and increase as short-term interest rates decline. Inverse floating obligations have the effect of investment leverage, since they will generally increase or decrease in value in response to changes in interest rates at a rate that is a multiple of the rate at which fixed-rate long-term securities increase or decrease in value in response to such changes. As a result, the market values of inverse floating obligations generally will be more volatile than the market values of fixed-rate securities.

      The Fund may invest in inflation indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on inflation indexed bonds is fixed at issuance, but is paid on an increasing or decreasing principal value as a result of inflation rate adjustments.

      Repayment of an inflation indexed bond's original principal value upon maturity (as adjusted for inflation) is guaranteed in the case of some bonds (e.g., U.S. Treasury inflation indexed bonds), even during a period of deflation. The current market value of an inflation indexed bond is not guaranteed, however, and will fluctuate. The Fund may invest in inflation indexed bonds that do not guarantee repayment of the bonds' original principal value upon maturity. As a result, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

      The value of inflation indexed bonds fluctuates in response to changes in real interest rates, which in turn reflect the relationship between the stated interest rate of the bond (i.e., the "nominal interest rate") minus inflation. Therefore, if inflation rises at a faster rate than nominal interest rates, real interest rates are likely to decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates are likely to rise, leading to a decrease in value of inflation indexed bonds.

      Although inflation indexed securities protect holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed securities do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

      The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

      Coupon payments received by the Fund from inflation indexed bonds are included in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Fund, even though principal is not paid until maturity.

      The Fund's investments in indexed securities, including inflation indexed securities, may generate taxable income in excess of the interest they pay to the Fund. As a result, the Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.


STRUCTURED NOTES

      Similar to indexed securities described above, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the "reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the reference. The terms of a structured note may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note very volatile.

      Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

RISKS OF FOREIGN INVESTMENTS

      GENERAL. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and other related fees also are generally higher than in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.

      EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on their economies and securities markets. Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries also may be predominantly based on only a few industries or dependent on revenues from particular commodities.

      In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition. Custodial services may be more expensive and other investment-related costs may be higher in emerging markets than in many developed foreign markets, which could reduce the Fund's income from investments in securities or debt instruments of emerging markets issuers.

      Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments in such countries (or, in the case of fixed-income securities, interest) in emerging countries.

SECURITIES LENDING

      The Fund may make secured loans of its portfolio securities. The Manager intends to limit the portfolio securities on loan at a given time to not more than one-third of its total assets. For these purposes, total assets include the proceeds of the loans. Securities loans are made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans be continuously collateralized by cash, liquid securities, or by shares of other investment companies with a value at least equal to the market value of the loaned securities. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of the investments made with collateral may decline. Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call the loans at any time on reasonable notice and will do so if the holders of a loaned security are asked to take action on a material matter. However, the Fund bears the risk of delay in the return of the security, impairing the Fund's ability to vote on such matters. The Fund also pays various fees in connection with securities loans, including shipping fees and custodian fees.

The Fund's securities loans may or may not be structured to preserve qualified dividend income treatment on dividends paid on the loaned securities. The Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to qualified dividend income. See "Taxes" below for further discussion of qualified dividend income.

CONVERTIBLE SECURITIES


      A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying securities, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.


WARRANTS AND RIGHTS

      The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. The Fund typically uses warrants and rights in a manner similar to its use of options on securities as described in "Options and Futures" below. Risks associated with the use of warrants and rights are generally similar to risks associated with its use of options as described below in "Options and Futures." Unlike most options, however, warrants and rights are issued in set amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

OPTIONS AND FUTURES

      The Fund may use options and futures for hedging purposes, as a substitute for direct investment in securities, or as a way to efficiently adjust the exposure of the Fund to various securities, markets, and currencies without the Fund actually having to sell current assets and make new investments. Such transactions may involve options, futures, and related options on futures contracts, and those instruments may relate to particular equity and fixed income securities, equity and fixed income indexes, and foreign currencies. The Fund may also enter into a combination of long and short positions (including spreads and straddles) for a variety of investment strategies, including protecting against changes in certain yield relationships.

      The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may adversely affect the Fund's performance.

      The Fund may enter into options and futures contracts and buy and sell options on futures contracts for hedging purposes. For example, if the Fund wants to hedge certain of its fixed income securities against a decline in value resulting from a general increase in market rates of interest, it might sell futures contracts with respect to fixed income securities or indexes of fixed income securities. If the hedge is effective, then should the anticipated change in market rates cause a decline in the value of the Fund's fixed income security, the value of the futures contract should increase. The Fund may also use futures contracts in anticipatory hedge transactions by taking a long position in a futures contract with respect to a security, index or foreign currency that the Fund intends to purchase (or whose value is expected to correlate closely with the security or currency to be purchased) pending receipt of cash from other transactions to be used for the actual purchase. Then if the cost of the security or foreign currency to be purchased by the Fund increases and if the anticipatory hedge is effective, that increased cost should be offset, at least in part, by the value of the futures contract. Options on futures contracts may be used for hedging as well. For example, if the value of a fixed-income security in the Fund's portfolio is expected to decline as a result of an increase in rates, the Fund might purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, for anticipatory hedging, the Fund may purchase call options or write put options as a substitute for the purchase of futures contracts.

FOREIGN CURRENCY TRANSACTIONS

      The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Fund may use such currency instruments for currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark.

      Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

      The Fund may enter into forward contracts for hedging under three circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

      Second, when the Manager of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Maintaining a match between the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

      Third, the Fund may engage in currency "cross hedging" when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that the Fund may achieve the same protection for a foreign security at reduced cost through the use of a forward foreign currency contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated. By engaging in cross hedging transactions, the Fund assumes the risk of imperfect correlation between the subject currencies. These practices may present risks different from or in addition to the risks associated with investments in foreign currencies.

      The Fund is not required to enter into hedging transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. By entering into the above hedging transactions, the Fund may be required to forego the benefits of advantageous changes in the exchange rates.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

      The Fund may enter into swaps contracts for hedging and/or investment purposes. When using swaps contracts for hedging, the Fund may enter into an interest rate, currency, or total return swap, as the case may be, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. When using swaps for investment purposes, the Fund may enter into total return or credit default swaps.

      SWAP CONTRACTS. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap", two parties agree to exchange returns (or differentials in rates of return) calculated on a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate in a particular foreign currency or in a "basket" of securities representing a particular index.

      INTEREST RATE AND CURRENCY SWAP CONTRACTS. The parties to interest rate swaps agree to pay or receive interest on a notional principal amount (e.g., an exchange of payments based on a floating interest rate for payments based on a fixed interest rate). The parties to currency swaps agree to pay or receive fluctuations in the notional amount of two different currencies (e.g., an exchange of payments on fluctuations in the value of the U.S. dollar relative to the Japanese yen).

      INTEREST RATE CAPS, FLOORS, AND COLLARS. The Fund may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options, as a result, will be subject to similar risks. See "Options and Futures" above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.



      TOTAL RETURN SWAPS. The Fund generally may use total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.


      CREDIT DEFAULT SWAPS. The Fund may (but is not obligated to) use credit default swaps for investment purposes. In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by a third party on its obligations. When using credit default swaps for investment purposes, the Fund receives a premium in return for its taking on the obligation to pay the par (or other agreed-upon) value upon issuer default (or similar events).


      RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. The Fund may only close out a swap, cap, floor, collar, or OTC option only with the particular counterparty, and may only transfer a position with the consent of the particular counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.



      The Manager monitors the creditworthiness of OTC derivatives counterparties. Typically, the Fund will enter into these transactions only with counterparties who, at the time it enters into a transaction, have a long-term debt rating of A or higher (by Standard & Poor's,

Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") or if the counterparty has a comparable credit rating, as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by Standard & Poor's and/or a comparable rating by Moody's or Fitch. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital.

      ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. The Fund has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-on price on a specified date. The repurchase price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash at no market risk, although the Fund does run the risk of a seller's defaulting in its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays and risks of loss including: (i) possible declines in the value of the underlying security while the Fund is seeking to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce its rights and the expenses involved in attempted enforcement.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

      The Fund may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

      Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

      The Fund, when entering into reverse repurchase agreements and dollar roll agreements, maintains cash, U.S. government securities, or other liquid assets equal in value to its obligations under those agreements. If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by the Fund for purposes of the Fund's fundamental investment restriction on borrowings.

ILLIQUID SECURITIES

      The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

      A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

      As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Fund will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.


      PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, the Fund could have difficulty selling them when the Manager believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.



      While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually "restricted securities" or are "not readily marketable." Restricted securities cannot be sold without being registered under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the Securities Act of 1933. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

      At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing the Fund's net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

      The Fund may enter into firm commitments and other similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, the Fund may enter into a firm commitment agreement when it invests in fixed income securities and the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. When the Fund purchases securities this way (on a when-issued or delayed-delivery basis), it is required to maintain on its custodian's books and records cash, U.S. government securities. or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund generally does not earn income on the securities that it has committed to purchase until after delivery. The Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund funds payment from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).

INVESTMENTS IN OTHER INVESTMENT COMPANIES

      The Fund may invest in shares of both open- and closed-end investment companies (including money market funds and exchange-traded funds ("ETFs")). Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.


      ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF's net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer's net asset value.

                               USES OF DERIVATIVES

INTRODUCTION AND OVERVIEW

      DERIVATIVE POLICIES. This overview outlines the principal ways the Fund may use derivatives.

      FUNCTION OF DERIVATIVES IN THE FUND. The Fund may use financial derivatives to implement investment decisions. The types of derivatives it employs may include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or over-the-counter. To a significant extent, specific market conditions influence the choice of derivative strategies for the Fund.

      DERIVATIVE EXPOSURE. To the extent the Fund uses derivatives, bond futures, currency options, forwards, swaps, and other derivatives would be the primary means of implementing their investment strategies.


      COUNTERPARTY CREDITWORTHINESS. The Manager monitors the creditworthiness of the counterparties of over-the-counter derivatives. Typically, the Fund will enter into derivatives only with counterparties with long-term debt ratings of A or higher by either Standard & Poor's or Moody's or, in the case of short-term derivatives, with short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's (but do not have long-term debt ratings). (See "Appendix A -- Commercial Paper and Corporate Debt Ratings" for an explanation of short-term ratings.) In addition to checking agency ratings to assess creditworthiness, the Manager considers news reports and market activity, such as the price at which a counterparty's long-term debt trades. Furthermore, the Manager monitors the amount of credit extended to each counterparty by the Fund. Besides creditworthiness, the Manager reviews, on a regular basis, the exposures the Fund has to a counterparty and may have collateral arrangements with a counterparty that further reduce its exposure.


      DERIVATIVES IN THE FUND. The Fund may employ derivatives for hedging, investment, and risk management.

Hedging: The Fund may use derivatives to hedge against a market or credit risk already generally present in the Fund. In addition, if the Fund receives significant cash, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until direct investments can be made efficiently.

Investment: The Fund may use derivatives (particularly long futures contracts, related options and long swap contracts) instead of investing directly in securities. Because a foreign derivative generally only provides a return in local currency, the Fund may purchase a foreign currency forward in conjunction with using foreign equity derivatives to achieve the effect of investing directly.

Risk Management: The Fund may use options, futures, and related options as well as swap contracts to achieve what the Manager believes to be optimal exposure to individual countries and issuers. The Fund may from time to time use such derivatives prior to actual sales and purchases.

Foreign Currency: Forward sales and purchases of foreign currency contracts may be used to: (1) take active overweighted and underweighted positions in particular bond markets and currencies relative to the Fund's performance benchmark, if any; (2) hedge currency exposure embedded in foreign securities; (3) buy currency in advance to settle security purchases; (4) cross-hedge currency risks; and (5) create synthetic foreign bonds in conjunction with bond futures.

Other Uses of Swaps: The Fund may employ additional strategies to help implement the Fund's investment strategies. As an example, the Fund may use total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive.

Leverage: The Fund is not subject to any limits on the extent to which derivatives may be used or with respect to the absolute face value of the derivative positions. As a result, to the extent the Fund engages in derivatives transactions, it may be leveraged if measured in terms of aggregate exposure of its assets. However, to the extent the Fund engages in derivatives transactions, the Manager may seek to manage the effective market exposure of the Fund by controlling the projected "tracking error" relative to a designated performance benchmark. "Tracking error" is a measure of the risk of the Fund's portfolio return relative to that performance benchmark. It is a calculation of the standard deviation of the returns of the Fund's portfolio less the performance benchmark.

USE OF DERIVATIVES BY THE FUND

   TYPES OF DERIVATIVES USED BY THE FUND (OTHER THAN FOREIGN CURRENCY DERIVATIVE TRANSACTIONS)

Futures contracts and related options on bonds as well as baskets or indexes of securities
Options on bonds and other securities
Swap contracts, including interest rate swaps, total return swaps, and credit default swaps
Structured notes

   USES OF DERIVATIVES BY THE FUND (OTHER THAN FOREIGN CURRENCY DERIVATIVE TRANSACTIONS)

Hedging

      Traditional Hedging: The Fund may use bond futures, related options, bond options, and swap contracts to hedge against a market or credit risk already generally present in the Fund.

      Anticipatory Hedging: In anticipation of significant purchases of a security or securities, the Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of a significant demand for cash redemptions (or otherwise has a significant need for cash), the Fund may sell futures contracts or enter into short swap contracts to allow it to dispose of securities in a more orderly fashion.

Investment

      The Fund is not subject to any limit on the extent to which derivatives may be used or on the absolute face value of its derivative positions. As a result, to the extent the Fund engages in derivatives transactions, the Fund may be leveraged in terms of aggregate exposure of its assets. The Manager seeks to manage the effective market exposure of the Fund by controlling the projected tracking error relative to a designated performance benchmark.

      The Fund may use derivatives (particularly long futures contracts, related options, and long swap contracts) in place of investing directly in securities. Because a foreign derivative generally only provides a return in local currency terms, the Fund may purchase a foreign currency forward in conjunction with using derivatives to give the effect of investing directly.

Risk Management

      The Fund may use options, futures, and related options as well as swap contracts to achieve what the Manager believes to be optimal exposure to individual countries and issuers. The Fund may from time to time use these transactions prior to actual sales and purchases.

Other Uses

      In general, the Fund may use total return swaps and credit default swaps to gain investment exposure to fixed income securities in situations where direct ownership is not permitted or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the derivative exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. With credit default swaps, the Fund receives what is, in effect, an insurance premium, and, in return, is obligated to pay the par (or other agreed-upon) value of certain bonds or loans upon issuer default (or similar events).

      Often the debt instruments in which the Fund may invest may not be available with precisely the duration or other interest rate terms that the Manager would prefer. The Manager may decide to alter the interest rate exposure of these debt instruments by employing interest rate swaps. The Fund can then maintain its investment in the credit of the issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Fund and the counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.

      FOREIGN CURRENCY DERIVATIVE TRANSACTIONS USED BY THE FUND

Buying and selling spot currencies
Forward foreign currency contracts
Currency futures contracts and related options
Options on currencies
Currency swap contracts

      USES OF FOREIGN CURRENCY DERIVATIVE TRANSACTIONS BY THE FUND

Hedging

      Traditional Hedging: The Fund may use derivatives - generally short forward or futures contracts - to hedge back into U.S. dollars the foreign currency risk inherent in its portfolio. The Fund is not required to hedge any of its currency risk.


      Anticipatory Hedging: If the Fund enters into a contract for the purchase of, or anticipates the need to purchase a security denominated in, a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency or using currency forwards or futures.


      Proxy Hedging: The Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

      The Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.

Risk Management

      Subject to certain limitations, the Fund may use foreign currency derivatives for risk management. Thus, the Fund may have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by the Fund's investment in securities denominated in that currency.

                             INVESTMENT RESTRICTIONS


Fundamental Investment Restrictions:



      The following are Fundamental Investment Restrictions of the Fund, which may not be changed without shareholder approval:



      1. The Fund may not borrow money except under the following circumstances: (i) the Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) the Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) the Fund may enter into transactions that are technically borrowings under the Investment Company Act of 1940 (the "1940 Act") because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.



            Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. government securities or other appropriate assets equal in value to its obligations in respect of these transactions.






      2. The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.



      3. The Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.



      4. The Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of the Fund's total assets.



      5. The Fund may not concentrate more than 25% of the value of its total assets in any one industry.



      6. The Fund may not purchase commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument

            (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).



      7. The Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness", the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any permitted pledge or encumbrance of assets; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.



      SDCF maintains the same Fundamental Investment Restrictions as those set forth above with respect to the Fund (except for Fundamental Investment Restriction (6) above), as well as the following additional Fundamental Investment Restrictions, which may not be changed without the approval of shareholders of SDCF:



      1. SDCF may not purchase securities on margin except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)



      2. SDCF may not make short sales of securities or maintain a short position for its account unless at all times when a short position is open SDCF owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.



      3. SDCF may not purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options thereon.



Non-Fundamental Investment Restrictions:



      The following are Non-Fundamental Investment Restrictions of the Fund, which may be changed by the Trustees without shareholder approval:


      1. The Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts.

      2. The Fund may not make an investment for the purpose of gaining control of a company's management.

      3. The Fund may not invest more than 15% of net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

            Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

            For so long as the SEC maintains the position that most swap contracts, caps, floors and collars are illiquid, the Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.


      SDCF maintains the same Non-Fundamental Investment Restrictions as those set forth above with respect to the Fund, as well as the following additional Non-Fundamental Investment Restriction, which may be changed by the Trustees without the approval of shareholders of SDCF:



      1. SDCF may not pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of its total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)


      Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


      The phrase "shareholder approval" as used in the Prospectus and in this Statement of Additional Information, and the phrases "vote of a majority of the outstanding voting securities" and "the approval of shareholders" as used herein with respect to the Fund and/or SDCF, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or

SDCF, as applicable, or (2) 67% or more of the shares of the Fund or SDCF, as applicable, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of the Fund and SDCF (including all policies, restrictions and limitations set forth above in "Investment Restrictions") may be changed by the Trust's Trustees without the approval of shareholders.


                        DETERMINATION OF NET ASSET VALUE

      The net asset value per share of the Fund will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

      The Prospectus describes the distribution policies of the Fund under the heading "Distributions and Taxes." The Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute at least annually all net realized capital gains, if any, after offsetting any available capital loss carryovers. The Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of investment company taxable income and capital gain net income. The Fund also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large shareholder redemptions of the Fund.

                                      TAXES

TAX STATUS AND TAXATION OF THE FUND

      The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies ("underlying funds"), and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of a Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

      In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

      If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

      If the Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of excise tax amount deemed by the Fund to be de minimis).

      Capital losses in excess of capital gains ("Net Capital Losses") are not permitted to be deducted against other income. A Fund may carry Net Capital Losses forward for eight years. However, a Fund will not be able to utilize any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are utilized. While the issuance or redemption of shares in a Fund will generally not affect the Fund's ability to use Net Capital Losses in succeeding taxable years, the Fund's ability to utilize Net Capital Losses may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5 % of the stock of the Fund.


TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES


      The Fund's shareholders will include other funds registered under the 1940 Act. The following summary does not discuss the tax consequences to the shareholders of those other funds of distributions by those funds or of the sale of shares of those funds. Shareholders of those funds should consult the prospectuses and statements of additional information of those funds for a discussion of the tax consequences to them.


      The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held for more than one year and as short-term capital gains if the shares have been held for not more than one year. However, depending on a shareholder's percentage ownership in the Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.


      For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2009, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

      In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

      If the Fund receives dividends from an underlying fund, and the underlying fund designates such dividends as "qualified dividend income," then the Fund may, in turn, designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.


      Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2009.


      Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

      A distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

      If the Fund makes a distribution to its shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.

      Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

      Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.

BACKUP WITHHOLDING


      The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including any foreign individual) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.


WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS


      Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the United Kingdom, that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of Capital Gain Dividends paid by the Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.


      Under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, that is within certain foreign countries that have inadequate information exchange with the United States, or to the extent the dividend is attributable to interest paid by a person that is a related person of an individual foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (the "interest-related dividends"), and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (the "short-term capital gain dividends"). The Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code.

      The fact that the Fund may achieve its investment objective by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (i) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (ii) short-term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

      If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at ordinary income tax rates.

      The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign shareholder and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of regulated investment companies beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign shareholders attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.


      Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 % in value of its stock held directly or indirectly by foreign shareholders. Foreign shareholders in the Fund should consult their tax advisors with respect to the potential application of the 2004 Act.


FOREIGN TAXES


      The Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease the Fund's yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.


      If, at the end of the fiscal year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of the Fund whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the Fund, and may be disadvantaged as a result of the election described in this paragraph.

      Under current law, the Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, the Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. Due to the complexity and uncertainty surrounding the appropriate U.S. treatment of some foreign country withholding taxes, the Fund may opt not to pass through to shareholders all or some of the foreign taxes paid by the Fund.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

      Certain of the Fund's investments, including investments in mortgage-backed and other asset-backed securities, assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "indexed securities" (including inflation indexed bonds), may create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

      The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, swaptions, and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Fund's securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing, and character of distributions to shareholders.

      The Fund's participation in repurchase agreements and loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in "Foreign Taxes," above.

      If the Fund invests in shares of underlying funds taxed as regulated investment companies, its distributable income and gains will normally consist, in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

      Depending on the Fund's percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the Fund's redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.


      Special tax considerations apply if the Fund invests in investment companies taxed as partnerships. In general, the Fund will not recognize income earned by such an investment company until the close of the investment company's taxable year. However, the Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4 % excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4 % excise tax.


      The Fund's investments in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, if a Fund is in a position to treat such a passive foreign investment company as a "qualified electing fund" ("QEF"), the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. A fund that indirectly invests in PFICs by virtue of the fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

      A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

LOSS OF REGULATED INVESTMENT COMPANY STATUS


      If the Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.


TAX SHELTER REPORTING REGULATIONS

      If a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.


      Unless otherwise specifically noted, this section relates only to U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. The consequences under other tax laws may differ. Shareholders should consult their tax advisors about the precise tax consequences of an investment in the Fund in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.

                             MANAGEMENT OF THE TRUST

      The following tables present information regarding each Trustee and officer of GMO Trust (the "Trust") as of the date of this Statement of Additional Information. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns or is removed as provided in the Trust's governing documents. Each of the Trustees of the Trust is not an "interested person" of the Trust, as such term is used in the 1940 Act. Because the Fund does not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

                                                                     PRINCIPAL            NUMBER OF
 NAME, DATE OF BIRTH, AND                                          OCCUPATION(S)       PORTFOLIOS IN        OTHER
     POSITION(S) HELD                                              DURING PAST 5        FUND COMPLEX    DIRECTORSHIPS
      WITH THE TRUST              LENGTH OF TIME SERVED                YEARS              OVERSEEN          HELD
-------------------------    --------------------------------   --------------------   -------------    -------------
Donald W. Glazer, Esq.       Chairman of the Board of           Consultant --                55              None
Chairman of the Board of     Trustees since March 2005; Lead    Business and Law(1);
Trustees                     Independent Trustee (September     Vice Chair (since
DOB: 07/26/1944              2004- March 2005); Trustee since   2002) and Secretary,
                             December  2000.                    Provant, Inc.;
                                                                Author of Legal
                                                                Treatises.

----------------

      (1) As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128, respectively, in legal fees and disbursements to Goodwin.

Jay O. Light                 Since May 1996                     Acting Dean (since           55            Director of
Trustee                                                         2005), Senior                                Harvard
DOB: 10/03/1941                                                 Associate Dean                             Management
                                                                (1998-2005), and                          Company, Inc.
                                                                Professor of                            and Verde, Inc.;
                                                                Business                                   Director of
                                                                Administration,                             Partners
                                                                Harvard Business                           HealthCare
                                                                School.                                 System, Inc. and
                                                                                                          Chair of its
                                                                                                           Investment
                                                                                                           Committee.

W. Nicholas Thorndike        Since March 2005                   Director or trustee          55           Director of
Trustee                                                         of various                                  Courier
DOB: 03/28/1933                                                 corporations and                         Corporation (a
                                                                charitable                               book publisher
                                                                organizations,                                and
                                                                including Courier                        manufacturer);
                                                                Corporation (a book                      Member of the
                                                                publisher and                              Investment
                                                                manufacturer) (July                       Committee of
                                                                1989- present);                             Partners
                                                                Putnam Funds                               HealthCare
                                                                (December 1992- June                      System, Inc.
                                                                2004); and
                                                                Providence Journal
                                                                (a newspaper
                                                                publisher) (December
                                                                1986- December 2003).

OFFICERS


                                 POSITION(S) HELD
   NAME AND DATE                       WITH                 LENGTH               PRINCIPAL OCCUPATION(S)
      OF BIRTH                      THE TRUST           OF TIME SERVED             DURING PAST 5 YEARS
---------------------           -------------------   -------------------   --------------------------------
Scott Eston                     President and Chief   President and Chief   Chief Financial Officer, Chief
DOB: 01/20/1956                 Executive Officer     Executive Officer     Operating Officer (2000-present)
                                                      since October 2002;   and Member, Grantham, Mayo, Van
                                                      Vice President,       Otterloo & Co. LLC.
                                                      August 1998 -
                                                      October 2002.

Susan Randall Harbert           Chief Financial       Chief Financial       Member, Grantham, Mayo, Van
DOB: 04/25/1957                 Officer and           Officer since         Otterloo & Co. LLC.
                                Treasurer             February 2000;
                                                      Treasurer since
                                                      February 1998.

Brent C. Arvidson               Assistant Treasurer   Since August 1998.    Senior Fund Administrator,
DOB: 06/26/1969                                                             Grantham, Mayo, Van Otterloo &
                                                                            Co. LLC.

Sheppard N. Burnett             Assistant Treasurer   Since September       Fund Administration Staff,
DOB: 10/24/1968                                       2004.                 Grantham, Mayo, Van Otterloo &
                                                                            Co. LLC (June 2004 - present);
                                                                            Vice President, Director of Tax,
                                                                            Columbia Management Group
                                                                            (2002-2004) and Senior Tax
                                                                            Manager (2000-2002) and Tax
                                                                            Manager (1999-2000),
                                                                            PricewaterhouseCoopers LLP.

Michael E. Gillespie            Chief Compliance      Since March 2005.     Vice President of Compliance
DOB: 02/18/1958                 Officer                                     (June 2004- February 2005) and
                                                                            Director of Domestic Compliance
                                                                            (March 2002- June 2004),
                                                                            Fidelity Investments; Vice
                                                                            President and Senior Counsel,
                                                                            State Street Bank and Trust
                                                                            Company (May 1998- March 2002).

David L. Bohan                  Vice President and    Since March 2005.     Legal Counsel, Grantham, Mayo,
DOB: 06/21/1964                 Clerk                                       Van Otterloo & Co. LLC.
                                                                            (September 2003- present);
                                                                            Attorney, Goodwin Procter LLP
                                                                            (September 1996- September 2003).

Scott D. Hogan                  Vice President and    Since June 2005;      Legal Counsel, Grantham, Mayo,
DOB: 01/06/1970                 Secretary             Acting Chief          Van Otterloo & Co. LLC (since
                                                      Compliance Officer,   2000) and Senior Legal Product
                                                      October 2004 -        Specialist, Scudder Kemper
                                                      February 2005.        Investments, Inc. (1999-2000).

Julie L. Perniola               Vice President        Vice President,       Anti-Money Laundering Reporting
DOB: 10/07/1970                                       February,             Officer (February 2003- December
                                                      2003-present;         2004) and Chief Compliance
                                                      Anti-Money            Officer (April 1995-present),
                                                      Laundering            Grantham, Mayo, Van Otterloo &
                                                      Compliance Officer,   Co. LLC.
                                                      February
                                                      2003-December 2004.

Cheryl Wakeham                  Vice President and    Since December 2004.  Manager, Client Service
DOB: 10/29/1958                 Anti-Money                                  Administration, Grantham, Mayo,
                                Laundering Officer                          Van Otterloo & Co. LLC (February
                                                                            1999-present).

      TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.


The Board of Trustees has three standing committees: the Audit Committee, the Pricing Committee and the Governance Committee. During the fiscal year ended February 28, 2006, the Audit Committee held five meetings; the Pricing Committee held nine meetings; and the Governance Committee held four meetings.



The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust's accounting, its financial reporting policies and practices, the quality and objectivity of the Trust's financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Fund's independent auditors and acts as liaison between the Trust's independent auditors and the Board of Trustees. Mr. Thorndike and Mr. Glazer are members of the Audit Committee, and Mr. Light is an alternate member of the Audit Committee. Mr. Thorndike is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Fund's securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust's Pricing Policies and, to the extent required by the Pricing Policies, determines the fair value of the Fund's securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Light and Mr. Thorndike are members of the Pricing Committee, and Mr. Glazer is an alternate member of the Pricing Committee. Mr. Light is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the Investment Company Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of the Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the Investment Company Act requirements for being "independent legal counsel." Mr. Glazer and Mr. Light are members of the Governance Committee, and Mr. Thorndike is an alternate member of the Governance Committee. Mr. Glazer is the Chairman of the Governance Committee.


Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston,

Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.

Trustee Fund Ownership

      The following table sets forth ranges of the current Trustees' direct beneficial share ownership in Funds of the Trust as of December 31, 2005.


                                                                                 AGGREGATE DOLLAR RANGE OF SHARES
                                                                                      DIRECTLY OWNED IN ALL
                                                   DOLLAR RANGE OF              FUNDS OF THE TRUST (WHETHER OR NOT
                                                 SHARES OF THE FUND                     OFFERED HEREUNDER)
         NAME                                      DIRECTLY OWNED*                     OVERSEEN BY TRUSTEE
-------------------------------                  ------------------             ----------------------------------
NON-INTERESTED TRUSTEES
Jay O. Light                                            None                                   None

Donald W. Glazer                                        None                              Over $100,000

W. Nicholas Thorndike                                   None                                   None


* The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet offered any shares for sale.

      The following table sets forth ranges of Mr. Glazer's indirect beneficial share ownership in Funds of the Trust, as of December 31, 2005, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.


                                                             AGGREGATE DOLLAR RANGE OF SHARES
                                                                 INDIRECTLY OWNED IN ALL
                                  DOLLAR RANGE OF           FUNDS OF THE TRUST (WHETHER OR NOT
                                SHARES OF THE FUND                  OFFERED HEREUNDER)
         NAME                    INDIRECTLY OWNED*                 OVERSEEN BY TRUSTEE
----------------------          ------------------          ----------------------------------
NON-INTERESTED TRUSTEE

Donald W. Glazer                         None                           Over $100,000


* The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet offered any shares for sale.


Trustee Ownership of Securities Issued by the Manager or Principal Underwriter None.


Trustee Ownership of Related Companies


The following table sets forth information about securities owned by the Trustees and their family members as of December 31, 2005 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Fund's principal underwriter.

                            NAME OF
                         OWNER(S) AND
       NAME OF           RELATIONSHIP                            TITLE OF
NON-INTERESTED TRUSTEE    TO TRUSTEE           COMPANY             CLASS      VALUE OF SECURITIES      % OF CLASS
----------------------   ------------    -------------------   -------------- -------------------      ----------
Jay O. Light                  N/A                None               N/A               N/A                 N/A

Donald W. Glazer             Self          GMO Tax-Managed        Limited          $  443,040(2)         4.13%(3)
                                           Absolute Return      partnership
                                           Fund, a private     interest-Class
                                          investment company         C
                                            managed by the
                                              Manager.(1)

                                          GMO Multi-Strategy      Limited          $  976,300(2)         0.14%(3)
                                          Fund (Offshore), a    partnership
                                          private investment   interest-Class
                                          company managed by         A
                                           the Manager.(1)

                                              GMO Brazil          Limited          $        0(2)         1.95%
                                          Sustainable Forest    partnership
                                         Fund, LP, a private     interest
                                          investment company
                                              managed by
                                         Renewable Resources
                                          LLC, an affiliate
                                         of the Manager.(4)

                                              GMO Brazil          Limited          $        0(2)         1.94%
                                          Sustainable Forest    partnership
                                            Fund 2, LP, a        interest
                                          private investment
                                          company managed by
                                         Renewable Resources
                                          LLC, an affiliate
                                         of the Manager.(4)

W. Nicholas                   N/A                None               N/A               N/A                 N/A
Thorndike


(1) The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.


(2) Securities valued as of December 31, 2005.



(3) Mr. Glazer owns less than 1% of the outstanding voting securities of the fund.



(4) The Manager may be deemed to "control" this fund by virtue of its affiliation with and role as managing member of Renewable Resources LLC.



      REMUNERATION. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust's standing committees and the Chairman of the Board of Trustees receive an annual fee. Each Trustee is also paid a fee for participating in in-person and telephone meetings of the Board of Trustees and committees and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.


      Other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Trust or any series thereof, including the Fund, during the fiscal year ended February 28, 2006:



                                    AGGREGATE        PENSION OR RETIREMENT      ESTIMATED ANNUAL
                                  COMPENSATION     BENEFITS ACCRUED AS PART       BENEFITS UPON      TOTAL COMPENSATION
NAME OF PERSON, POSITION        FROM THE FUND(2)       OF FUND EXPENSES            RETIREMENT         FROM THE TRUST(3)
------------------------        ----------------   ------------------------     ----------------    ---------------------
Jay O. Light, Trustee                 N/A                     N/A                     N/A                $233,490

Donald W. Glazer,                     N/A                     N/A                     N/A                $283,250
Esq., Trustee

W. Nicholas                           N/A                     N/A                     N/A                $179,484
Thorndike, Trustee(1)



(1) Mr. Thorndike was elected as a Trustee in March 2005.



(2) The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet paid any compensation to the Trustees.



(3) Includes direct compensation received from Funds of the Trust not offered in the Prospectus.



      Mr. Eston and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager will benefit from the management fees paid by each Fund of the Trust.


      The Fund will commence operations on or following the date of this Statement of Additional Information. Therefore, as of the date hereof, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund.

      CODE OF ETHICS. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Fund are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

      As disclosed in the Prospectus under the heading "Management of the Fund," under the Management Contract (the "Management Contract") between the Trust, on behalf of the Fund, and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.


      As disclosed in the Prospectus, the Manager has contractually agreed to reimburse the Fund for specified Fund expenses through at least June 30, 2007.


      The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

      The Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Fund. The Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, the Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

      The Fund's Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet paid the Manager any Management Fees as of the date hereof. However, once the Fund commences operations, it will pay to the Manager a Management Fee at an annual rate of 0.05% of the Fund's average daily net assets. In the event that the Manager ceases to be the Manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

PORTFOLIO MANAGEMENT

      Day-to-day management of the Fund is the responsibility of GMO's Fixed Income Division, which is comprised of investment professionals associated with the Manager. The Fixed Income Division's members work collaboratively to manage the Fund's portfolio, and no one person is primarily responsible for day-to-day management of the Fund.


      The following table sets forth information about accounts overseen or managed by Mr. William Nemerever and Mr. Thomas Cooper, the senior members of the Fixed Income Division, as of December 31, 2005.

                          REGISTERED INVESTMENT COMPANIES MANAGED
                               (INCLUDING NON-GMO MUTUAL FUND     OTHER POOLED INVESTMENT VEHICLES MANAGED SEPARATE ACCOUNTS MANAGED
      SENIOR MEMBERS             SUBADVISORY RELATIONSHIPS)(1)                   (WORLD-WIDE)                     (WORLD-WIDE)
------------------------- --------------------------------------- ---------------------------------------- -------------------------
                               Number of                                                                   Number of
                               accounts        Total assets          Number of accounts     Total assets   accounts   Total assets
Thomas Cooper and William         14           $8,235,525,652              9                $4,109,679,221     11     $2,327,385,949
Nemerever



                   REGISTERED INVESTMENT COMPANIES MANAGED
                          FOR WHICH GMO RECEIVES A         OTHER POOLED INVESTMENT VEHICLES MANAGED    SEPARATE ACCOUNTS MANAGED
                  PERFORMANCE-BASED FEE (INCLUDING NON-GMO   (WORLD-WIDE) FOR WHICH GMO RECEIVES A     (WORLD-WIDE) FOR WHICH GMO
 SENIOR MEMBERS    MUTUAL FUND SUBADVISORY RELATIONSHIPS)            PERFORMANCE-BASED FEE          RECEIVES A PERFORMANCE-BASED FEE
----------------  ---------------------------------------- ---------------------------------------- --------------------------------
                      Number of
                      accounts            Total assets     Number of accounts      Total assets   Number of accounts  Total assets
Thomas Cooper and         0                   $0                   6               $1,893,471,529           7         $1,047,574,454
William Nemerever


--------------

      (1) Does not include the Fund since the Fund had not yet commenced operations as of December 31, 2005. Total assets includes assets invested by other GMO Funds.

      Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and the other accounts. GMO believes several factors limit those conflicts. First, the Manager maintains trade allocation policies which seek to ensure such conflicts are managed appropriately. Second, where similar accounts are traded in a common trading environment, performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts. Third, GMO's investment divisions and GMO's Investment Analysis team periodically examine performance dispersion among accounts employing the same investment strategy but with different fee structures to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows. Fourth, the fact that the investment programs of most of the Funds of the Trust and other similar accounts are determined based on quantitative models imposes discipline and constraint on the GMO investment divisions.


      The senior members are members (partners) of GMO. The compensation of each senior member consists of a fixed annual base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus related to the senior member's contribution to GMO's success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. GMO's Compensation Committee determines base salary, taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. GMO's Compensation Committee also determines the level of partnership interest, taking into account the individual's contribution to GMO and its mission statement. The Committee may decide to pay a discretionary bonus to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person's compensation is based on his or her individual performance, GMO does not have a typical percentage split among base, bonus and other compensation. GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.

      The Fund will commence operations on or following the date of this Statement of Additional Information. Therefore, as of the date hereof, neither Mr. Cooper nor Mr. Nemerever beneficially owned any shares of the Fund.

      Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust's custodian on behalf of the Fund. As such, IBT holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, IBT receives and delivers the Fund's cash and securities in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

      Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with each Fund of the Trust, GMO provides direct client service, maintenance, and reporting to shareholders of the Fund. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.

      The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, the Class III, IV, V, and VI Shares of the Fund each pay the Manager a Shareholder Service Fee in exchange for shareholder services rendered by the Manager. The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, the Fund has not yet paid the Manager a Shareholder Service Fee. However, once the Fund commences operations, the Class III, IV, V, and VI Shares of the Fund will pay the Manager a Shareholder Service Fee of 0.15%, 0.10%, 0.085%, and 0.055%, respectively, of the Fund's average daily net assets attributable to the relevant class of shares of the Fund.

      Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

      Distributor. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust's distributor on behalf of the Fund. GMO pays all distribution-related expenses of the Fund.

      Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                             PORTFOLIO TRANSACTIONS

      The Manager effects purchases and sales of portfolio securities for the Fund and for its other investment advisory clients with a view to achieving their respective investment objectives. Thus, some clients may purchase or sell a particular security while others do not. Likewise, some clients may purchase a particular security that other clients are selling. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

      Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust's pricing policies.

      Brokerage and Research Services. In placing orders for the portfolio transactions of the Fund, the Manager seeks the best price and execution available, except to the extent it is permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves many considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

      Over-the-counter transactions often involve dealers acting for their own account. The Manager's policy is to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.

      Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Fund, the Manager receives research services from brokers who handle a substantial portion of the Fund's portfolio transactions. Research services include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses research from brokers in servicing other clients as well as the Fund.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

      The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, to date, the Trust, on behalf of the Fund, has not yet paid any brokerage commissions.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Fund. The Trust's proxy voting policy and the Manager's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix B.

      The Manager's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.


      Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund's website at www.gmo.com and on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 of each year.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The policy of the Trust is to protect the confidentiality of the Fund's portfolio holdings and to prevent inappropriate selective disclosure of its holdings. The Board of Trustees has approved this policy and material amendments require its approval.

Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies, and therefore potentially similar portfolio holdings.

Neither GMO nor the Fund will receive any compensation or other consideration in connection with its disclosure of the Fund's portfolio holdings.

GMO may disclose the Fund's portfolio holdings (together with any other information from which the Fund's portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the "Portfolio Holdings Information") to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents ("Permitted Recipients") by means of the GMO website. The Fund's prospectus describes the type of information disclosed on GMO's website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email or by any other means in such scope and form and with such frequency as GMO may reasonably determine no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund's prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund's website where the information will be made available) or on the same day as a publicly available, routine filing with the Securities and Exchange Commission ("SEC") that includes the Portfolio Holdings Information.

To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund.

In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund's shareholders. GMO will seek to monitor a recipient's use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.


The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Fund in connection with its day-to-day operations and management, including GMO, GMO's affiliates, the Fund's custodian and auditor, the Fund's pricing service vendor, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Fund's behalf, and persons assisting the Fund in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.


No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.

Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.

If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of the Fund's shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust's Chief Compliance Officer of the potential conflict, and the Trust's Chief

Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. He also is required to report his decision to the Board of Trustees.

GMO regularly reports the following information to the Board of Trustees:

      - Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

      - The nature and scope of disclosure of Portfolio Holdings Information to third parties;

      - Exceptions to the disclosure policy authorized by senior management of GMO; and

      - Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.

ONGOING ARRANGEMENTS TO MAKE PORTFOLIO HOLDINGS AVAILABLE. Portfolio Holdings Information is disclosed on an on-going basis (generally, daily, except with respect to PricewaterhouseCoopers LLP, which receives holdings quarterly and as necessary in connection with the services it provides to the Fund) to the following entities that provide on-going services to the Fund in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

        NAME OF RECIPIENT                         PURPOSE OF DISCLOSURE
-----------------------------------    ----------------------------------------

Investors Bank & Trust Company         Custodial and securities lending
                                       services and compliance testing

PricewaterhouseCoopers LLP             Independent registered public accounting
                                       firm

Institutional Shareholder Services     Corporate actions services

FactSet                                Data service provider

Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

      NAME OF RECIPIENT                             PURPOSE OF DISCLOSURE
-----------------------------                --------------------------------

Epstein & Associates, Inc.                     Software provider for  Code of
                                                Ethics monitoring system

Financial Models Company Inc.                  Recordkeeping system

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

      The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for the Fund ends on the last day of February.

      Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of fifty-five series: U.S. Core Fund; Tobacco-Free Core Fund; U.S. Quality Equity Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small/Mid Cap Value Fund; Small/Mid Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small/Mid Cap Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Emerging Markets Quality Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Sector Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; Global Growth Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Balanced Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; U.S. Value Fund; and Short-Duration Collateral Share Fund. Interests in each portfolio are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding series. The shares of such series do not have any preemptive rights. Upon liquidation of a series, shareholders of the corresponding series are entitled to share pro rata in the net assets of the series available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.

      The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

      The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

      The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

                                MULTIPLE CLASSES

      The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for the various classes of shares offered by the Fund. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts are for the same institution regardless of legal entity; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and the relationship can be serviced from a single geographic location.

                                  VOTING RIGHTS

      Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and
(ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund, including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.

      Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

      No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

      Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund is unable to meet its obligations.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Appendix A

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

      Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

      STANDARD & POOR'S. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

Appendix A

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      MOODY'S. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Appendix A

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

      1.    An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

      3.    There is lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

Appendix B

                                    GMO TRUST
                               PROXY VOTING POLICY

I. STATEMENT OF POLICY

GMO Trust (the "Fund") delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the "Adviser").

Therefore, the Board of Trustees (the "Board") of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") on behalf of the Fund when exercising voting authority on behalf of the Fund.

II. STANDARD

The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.

III. REVIEW OF PROXY VOTING PROCEDURES

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified EXCEPT in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV. DISCLOSURE

The following disclosure shall be provided:

      A. The Adviser shall make available its proxy voting records, for inclusion in the Fund's Form N-PX.

      B. The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund's annual filing on Form N-CSR or the statement of additional information.

      C. The Adviser shall cause the Fund's shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund's web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund's web site.

Appendix B

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II. PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

      (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

      (2)   ensure that proxies are voted and submitted in a timely manner;

      (3)   handle other administrative functions of proxy voting;

      (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

      (5)   maintain records of votes cast; and

      (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies

Appendix B

and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III. PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

      1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

      2.    Overseeing the proxy voting process; and

      3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV. CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or
(b) seek instructions from its clients.

Appendix B

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

      1. GMO has a business relationship or potential relationship with the issuer;

      2. GMO has a business relationship with the proponent of the proxy proposal; or

      3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V. RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

      (1) a copy of these policies and procedures which shall be made available to clients, upon request;

      (2)   a record of each vote cast (which ISS maintains on GMO's behalf);
            and

      (3) each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI. REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII. DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Effective:  August 6, 2003

Appendix B

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Appendix B

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting

Appendix B

policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Appendix B

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

Appendix B

      -     Term of the option

      -     Exercise price

      -     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Appendix B

              Concise Summary of ISS Global Proxy Voting Guidelines

      Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:
      - there are concerns about the accounts presented or audit procedures used; or

      - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

      - there are serious concerns about the accounts presented or the audit procedures used;

      -     the auditors are being changed without explanation; or

      - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

      - there are serious concerns about the statutory reports presented or the audit procedures used;

      - questions exist concerning any of the statutory auditors being appointed; or

      - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

      - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

      -     the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that donot allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Appendix B

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

      - there are clear concerns about the past performance of the company or the board; or

      -     the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Appendix B

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

      - there are serious questions about actions of the board or management for the year in question; or

      -     legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

      - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

      - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Appendix B

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Appendix B

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

      -     clear evidence of past abuse of the authority is available; or

      -     the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

      - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

Appendix B

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                    GMO TRUST

                            PART C. OTHER INFORMATION

Item 23. Exhibits

      (a)   1.    Amended and Restated Agreement and Declaration of Trust;(1)
                  and

            2. Amendment No. 27 to Amended and Restated Agreement and Declaration of Trust. -- Exhibit 1

      (b)   Amended and Restated By-laws of the Trust.(1)

      (c) Please refer to Article 5 of the Trust's Amended and Restated Declaration of Trust, which is hereby incorporated by reference.

      (d)   1.    Forms of Management Contracts between the Trust, on behalf of each of its GMO U.S. Core Fund (formerly "GMO Core Fund"), GMO
                  Tobacco-Free Core Fund, GMO U.S. Quality Equity Fund, GMO
                  Value Fund (formerly "GMO Value Allocation Fund"), GMO Growth
                  Fund (formerly "GMO Growth Allocation Fund"), GMO Small/Mid
                  Cap Value Fund (formerly "GMO Core II Secondaries Fund"), GMO
                  Small/Mid Cap Growth Fund, GMO Real Estate Fund (formerly "GMO
                  REIT Fund"), GMO International Intrinsic Value Fund (formerly
                  "GMO International Core Fund"), GMO Currency Hedged
                  International Equity Fund (formerly "GMO Currency Hedged
                  International Core Fund"), GMO International Disciplined
                  Equity Fund, GMO International Growth Fund, GMO Foreign Fund,
                  GMO Foreign Small Companies Fund, GMO International Small
                  Companies Fund, GMO Emerging Markets Fund, GMO Emerging
                  Countries Fund (formerly "GMO Evolving Countries Fund"), GMO
                  Emerging Markets Quality Fund (formerly "GMO Asia Fund"), GMO
                  Alpha Only Fund (formerly "GMO Global Hedged Equity Fund"),
                  GMO Domestic Bond Fund, GMO Core Plus Bond Fund (formerly "GMO
                  U.S. Bond/Global Alpha A Fund" and "GMO Global Fund"), GMO
                  International Bond Fund, GMO Currency Hedged International
                  Bond Fund (formerly "GMO SAF Core Fund"), GMO Global Bond
                  Fund, GMO Emerging Country Debt Fund, GMO Short-Duration
                  Investment Fund (formerly "GMO Short-Term Income Fund"), GMO
                  Inflation Indexed Bond Fund, GMO Intrinsic Value Fund, GMO
                  Tax-Managed Small/Mid Cap Fund (formerly "GMO U.S. Small Cap
                  Fund"), GMO International Equity Allocation Fund, GMO Global
                  Balanced Asset Allocation Fund (formerly "GMO World Equity
                  Allocation Fund" and "GMO World Balanced Allocation Fund"),
                  GMO Global (U.S.+) Equity Allocation Fund, GMO U.S. Sector
                  Fund (formerly "GMO U.S. Sector Allocation

----------
(1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

                  Fund"), GMO Tax-Managed U.S. Equities Fund, GMO Special Purpose Holding Fund (formerly "GMO Alpha LIBOR Fund"), GMO Tax-Managed International Equities Fund, GMO Emerging Country Debt Share Fund, GMO Taiwan Fund, GMO Short-Duration Collateral Fund, GMO Benchmark-Free Allocation Fund, GMO Global Growth Fund, GMO World Opportunity Overlay Fund, GMO Strategic Balanced Allocation Fund, GMO World Opportunities Equity Allocation Fund, GMO Alternative Asset Opportunity Fund, GMO Developed World Stock Fund, GMO U.S. Core Equity Fund, GMO U.S. Value Fund, GMO U.S. Intrinsic Value Fund, GMO U.S. Growth Fund, GMO U.S. Small/Mid Cap Value Fund, GMO U.S. Small/Mid Cap Growth Fund, GMO International Core Equity Fund, and GMO International Growth Equity Fund, and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO");(1) and

            2. Management Contract between the Trust, on behalf of its GMO Short-Duration Collateral Share Fund, and GMO. -- Exhibit 2

      (e) Distribution Agreement between the Trust on behalf of each of GMO U.S. Core Fund (formerly "GMO Core Fund"), GMO Tobacco-Free Core Fund, GMO U.S. Quality Equity Fund, GMO Value Fund (formerly "GMO Value Allocation Fund"), GMO Growth Fund (formerly "GMO Growth Allocation Fund"), GMO Small/Mid Cap Value Fund (formerly "GMO Core II Secondaries Fund"), GMO Small/Mid Cap Growth Fund, GMO Real Estate Fund (formerly "GMO REIT Fund"), GMO International Disciplined Equity Fund, GMO International Intrinsic Value Fund (formerly "GMO International Core Fund"), GMO International Growth Fund, GMO Currency Hedged International Equity Fund (formerly "GMO Currency Hedged International Core Fund"), GMO Foreign Fund, GMO Foreign Small Companies Fund, GMO International Small Companies Fund, GMO Emerging Markets Fund, GMO Emerging Countries Fund (formerly "GMO Evolving Countries Fund"), GMO Emerging Markets Quality Fund (formerly "GMO Asia Fund"), GMO Alpha Only Fund (formerly "GMO Global Hedged Equity Fund"), GMO Domestic Bond Fund, GMO Core Plus Bond Fund (formerly "GMO U.S. Bond/Global Alpha A Fund" and "GMO Global Fund"), GMO International Bond Fund, GMO Currency Hedged International Bond Fund (formerly "GMO SAF Core Fund"), GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Duration Investment Fund (formerly "GMO Short-Term Income Fund"), GMO Inflation Indexed Bond Fund, GMO Intrinsic Value Fund, GMO Tax-Managed Small/Mid Cap Fund (formerly "GMO U.S. Small Cap Fund"), GMO International Equity Allocation Fund, GMO Global Balanced Asset Allocation Fund (formerly, "GMO World Equity Allocation Fund" and "GMO World Balanced Allocation Fund"), GMO Global (U.S.+) Equity Allocation Fund, GMO U.S. Sector Fund (formerly "GMO U.S. Sector Allocation Fund"), GMO Special Purpose Holding Fund (formerly "GMO Alpha LIBOR Fund"), GMO Tax-Managed U.S. Equities Fund, GMO Tax-Managed

----------
(1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

            International Equities Fund, GMO Emerging Country Debt Share Fund, GMO Taiwan Fund, GMO Short Duration Collateral Fund, GMO Benchmark-Free Allocation Fund, GMO Global Growth Fund, GMO World Opportunity Overlay Fund, GMO Strategic Balanced Allocation Fund, GMO World Opportunities Equity Allocation Fund, GMO Alternative Asset Opportunity Fund, GMO Developed World Stock Fund, GMO U.S. Core Equity Fund, GMO U.S. Value Fund, GMO U.S. Intrinsic Value Fund, GMO U.S. Growth Fund, GMO U.S. Small/Mid Cap Value Fund, GMO U.S. Small/Mid Cap Growth Fund, GMO International Core Equity Fund, GMO International Growth Equity Fund, and GMO Short-Duration Collateral Share Fund, and Funds Distributor, Inc.(1)

      (f)   None.

      (g) 1. Custodian Agreement (the "IBT Custodian Agreement") among the Trust, on behalf of certain Funds, GMO and Investors Bank & Trust Company ("IBT");(1)

            2. Form of Custodian Agreement (the "BBH Custodian Agreement") between the Trust, on behalf of certain Funds, and Brown Brothers Harriman & Co. ("BBH");(1)

            3. Forms of Letter Agreements with respect to the IBT Custodian Agreement among the Trust, on behalf of certain Funds, GMO and IBT;(1)

            4. Letter Agreement with respect to the IBT Custodian Agreement among the Trust, on behalf of certain Funds, GMO and IBT, dated May 30, 2003;(1)

            5. Form of Letter Agreement with respect to the IBT Custodian Agreement among the Trust, on behalf of GMO Short-Duration Collateral Share Fund, GMO and IBT. -- Exhibit 3

            6. Forms of Letter Agreements with respect to the BBH Custodian Agreement between the Trust, on behalf of certain Funds, and BBH;(1)

            7. Letter Agreement with respect to the BBH Custodian Agreement between the Trust, on behalf of certain Funds, and BBH, dated June 4, 2003;(1)

            8. Form of Accounting Agency Agreement (the "Accounting Agency Agreement") between the Trust, on behalf of certain Funds, and BBH;(1)

            9. Form of Letter Agreement with respect to the Accounting Agency Agreement between the Trust, on behalf of certain Funds, and BBH;(1)

            10. Form of 17f-5 Delegation Schedule between the Trust, on behalf of certain Funds, and BBH; (1)

----------
(1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

            11. Form of Letter Agreement with respect to the 17f-5 Delegation Schedule between the Trust, on behalf of certain Funds, and BBH;(1)

            12. Form of Amended and Restated Delegation Agreement between IBT and the Trust, on behalf of certain Funds of the Trust (the "IBT Delegation Agreement");(1)

            13. Form of Letter Agreement with respect to the IBT Delegation Agreement between IBT and the Trust, on behalf of certain Funds;(1) and

            14. Form of Letter Agreement with respect to the IBT Delegation Agreement between IBT and the Trust, on behalf of GMO Short-Duration Collateral Share Fund. -- Exhibit 4

      (h) 1. Transfer Agency Agreement among the Trust, on behalf of certain Funds, GMO and IBT;(1)

            2. Forms of Letter Agreements to the Transfer Agency Agreement among the Trust, on behalf of certain Funds, GMO and IBT;(1)

            3. Form of Letter Agreement to the Transfer Agency Agreement among the Trust, on behalf of GMO Short-Duration Collateral Share Fund, GMO and IBT; -- Exhibit 5

            4. Notifications of Obligation to Reimburse Certain Fund Expenses by GMO to the Trust; -- Exhibit 6 and

            5. Form of Amended and Restated Servicing Agreement between the Trust, on behalf of certain Funds, and GMO. -- Exhibit 7

      (i) Form of Opinion and Consent of Ropes & Gray LLP relating to the legality of the issuance and sale of shares of GMO Short-Duration Collateral Share Fund. -- Exhibit 8

      (j)   Consent of PricewaterhouseCoopers LLP. -- Exhibit 9

      (k)   Financial Statements - Not applicable.

      (l)   None.

      (m) 1. Form of GMO Trust Amended and Restated Distribution and Service Plan (Class M);(1)

            2. Form of Amended and Restated Administration Agreement;(1)

            3. Form of Service Agreement between American Express Financial Advisors Inc. and the Trust, on behalf of certain Funds;(1)

----------

(1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

            4. Form of Services Agreement between the Fidelity Brokerage Services LLC and National Financial Services LLC (together "Fidelity"), and the Trust, on behalf of certain Funds;(1)

            5. Form of Shareholder Service Agreement between Deutsche Bank Trust Company Americas and the Trust, on behalf of certain Funds;(1)

            6. Form of Shareholder Service Agreement between GE Financial Trust Company and the Trust, on behalf of certain Funds;(1)

            7. Form of Funds Trading Agreement between Fidelity Investments Institutional Operations Company, Inc., IBT, BBH, GMO, and the Trust, on behalf of certain Funds;(1)

            8. Form of First Amendment to the Funds Trading Agreement between Fidelity Investments Institutional Operations Company, Inc., IBT, BBH, GMO, and the Trust, on behalf of certain Funds;(1)

            9. Form of Shareholder Services Agreement between Citistreet LLC and the Trust, on behalf of certain Funds, as amended;(1) and

            10. Form of Shareholder Service Agreement between NYLIM Service Company LLC, NYLIFE Distributors LLC, and the Trust, on behalf of certain Funds.(1)

      (n) Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective June 1, 1996 as amended and restated February 26, 2004.(1)

      (o)   Reserved.

      (p) Code of Ethics adopted by the Trust, GMO, GMO Australasia LLC, GMO Australia Ltd., GMO Singapore PTE Ltd., GMO Switzerland GMBH, GMO U.K. Ltd, GMO Woolley Ltd., and Renewable Resources LLC.(1)

Item 24. Persons Controlled by or Under Common Control with Registrant

      None.

----------
(1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

Item 25. Indemnification

      See Item 27 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 26. Business and Other Connections of Investment Adviser

            A description of the business of Grantham, Mayo, Van Otterloo & Co. LLC, the investment adviser of the Funds of the Registrant (the "Investment Adviser"), is set forth under the captions "Management of the Fund" in the prospectus and "Investment Advisory and Other Services" in the statement of additional information, each forming part of this Registration Statement.

            Except as set forth below, the directors, officers, and members of the Investment Adviser, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors, officers, or members of the Investment Adviser or certain of its affiliates. Certain directors, officers, and members of the Investment Adviser serve as officers or trustees of the Registrant as set forth under the caption "Management of the Trust" in the Registrant's statement of additional information, forming part of this Registration Statement, and/or as officers and/or directors of certain private investment companies managed by the Investment Adviser or certain of its affiliates. The address of the Investment Adviser and the Registrant is 40 Rowes Wharf, Boston, Massachusetts 02110.

                                        POSITION WITH INVESTMENT
    NAME                                       ADVISER                                             OTHER CONNECTIONS
------------------           --------------------------------------------         --------------------------------------------------
Forrest Berkley              Member                                               Member of Board of Directors and Member of
                                                                                  Investment Committee, Maine Community Foundation,
                                                                                  245 Main Street, Ellsworth, ME 04605

Paul J. Bostock              Member                                               Director, Inquire UK, Baldocks Barn Chiddingstone
                                                                                  Causway, Tonbridge, Kent TN11 8JX

Arjun Divecha                Member and Member of the Board of Directors          Director, Frog Hollow Fresh LLC, P.O. Box 872,
                                                                                  Brentwood, CA 94513

Robert P. Goodrow            Member                                               Trustee, The Batterymarch Trust, c/o GMO LLC, 40
                                                                                  Rowes Wharf, Boston, MA 02110

R. Jeremy Grantham           Founding Member and Chairman of the Board of         MSPCC Investment Committee, 555 Amory Street,
                             Directors                                            Jamaica Plain, MA 02130

Jon Hagler                   Member of the Board of Directors                     Overseer, WGBH Boston, 125 Western Ave., Boston,
                                                                                  MA

                                                                                  02134; Trustee Emeritus, Texas A&M Foundation,
                                                                                  Texas A&M University, College Station, TX  77843;
                                                                                  Chairman, Vision 2020 Advisory Council, Texas A&M
                                                                                  University, College Station, TX  77843; Convening
                                                                                  Chair, One Spirit-One Vision Capital Campaign,
                                                                                  Texas A&M University, College Station, TX  77843;

Bevis Longstreth             Director                                             Trustee, College Retirement Equity Fund, 730 Third
                                                                                  Ave., NY, NY 10017-3206; Director, AMVESCAP, 1315
                                                                                  Peachtree Street, NE, Atlanta, GA  30309; Expert
                                                                                  witness in periodic securities litigation; Trustee
                                                                                  and financial adviser to certain high net worth
                                                                                  individuals/families;  Historical novelist;
                                                                                  Fiduciary for various not-for-profit institutions

John McKinnon                Member                                               Director, J&S McKinnon Pty Ltd., 10 Dubarda
                                                                                  Street, Engadine, Australia, NSW 2233; Quant
                                                                                  Partners Pty Ltd., Level 7, 2 Bulletin Place,
                                                                                  Sydney, Australia, NSW 2000; GMO Australia
                                                                                  Nominees Ltd., Level 7, 2 Bulletin Place, Sydney,
                                                                                  Australia, NSW 2000;
                                                                                  Trex Advisors Pty Ltd, Level 7, 2 Bulletin Place,
                                                                                  Sydney NSW 2000

John Rosenblum               Vice Chairman of the Board of Directors              Director; The Chesapeake Corporation, 1021 East
                                                                                  Cary Street, Richmond, VA  23219; Thomas
                                                                                  Rutherfoord, Inc., One South Jefferson Street, SW,
                                                                                  Roanoke, VA  24011; The Providence Journal, a
                                                                                  division of Belo Corporation, 75 Providence
                                                                                  Street,

                                                                                  Providence, RI  02902; Trustee, Landmark
                                                                                  Volunteers, P.O. Box 455, Sheffield, MA  01257;
                                                                                  Jamestown-Yorktown Foundation, Inc., P.O. Box
                                                                                  1607, Williamsburg, VA  23187-1607; Tredegar
                                                                                  National Civil War Center Foundation, 200 S. Third
                                                                                  St., Richmond, VA  23219; Atlantic Challenge
                                                                                  Foundation, 643 Main St., Rockland, ME  04841; MBA
                                                                                  Tech Connection, Inc., P.O. Box 5769,
                                                                                  Charlottesville, VA  22905; Charlottesville and
                                                                                  University Symphony Society, 112 Old Cabell Hall,
                                                                                  Charlottesville, VA  22903; Trustee, Farnsworth
                                                                                  Art Museum, 16 Museum Street, Rockland, Maine
                                                                                  04841

Anthony Ryan                 Member                                               Trustee of the Woods Hole Oceanographic
                                                                                  Institution.
                                                                                  Woods Hole, MA

Eyk Van Otterloo             Founding Member and Member of the Board of           Board Member, Chemonics International, 1133 20th
                             Directors                                            Street, NW, Suite 600, Washington, D.C. 20036;
                                                                                  Breevast B.V., J.J. Viottastraat 39, 1071 JP
                                                                                  Amsterdam, The Netherlands; Committee; Chairman of
                                                                                  the Board, OneCoast Network LLC, 408 Jamesborough
                                                                                  Drive, Pittsburgh, PA  15238

Item  27. Principal Underwriters

Item 27(a). Funds Distributor, Inc. ("FDI" or the "Distributor") acts as principal underwriter for the following investment companies:

      GMO Trust
      Merrimac Series
      Munder Series Trust

      Munder Series Trust II
      TD Waterhouse Family of Funds, Inc.
      TD Waterhouse Plus Funds, Inc.

      FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI has its main address at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110. FDI is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

Item  27(b). Information about Directors and Officers of FDI is as follows:

Director or Officer                  Positions and Offices with FDI
-------------------       -----------------------------------------------------
Richard F. Froio          President and Director
Elliott Dobin             Secretary
Edward Pike               Financial Operations Officer
Brian Bey                 Vice President and  Asst. Compliance Officer
James L. Smith            Vice President, Director and Chief Compliance Officer

The above FDI directors and officers do not have positions or offices with the Trust.

Item 27(c). Other Compensation received by FDI from the certain Funds of the Trust with respect to the last fiscal year:

Not applicable.

Item 28. Location of Accounts and Records

      The accounts, books, and other documents required to be maintained by
      Section 31(a) and the rules thereunder will be maintained at the offices of the Registrant, 40 Rowes Wharf, Boston, MA 02110; the Registrant's investment adviser, Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110; the Registrant's distributor, Funds Distributor, Inc., 100 Summer Street, 15th Floor, Boston, MA 02110; the Registrant's custodian for certain of the Funds, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109; and the Registrant's custodian and transfer agent for certain of the Funds, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116.

Item 29. Management Services

      Not Applicable.

Item 30. Undertakings

      None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940 (the "1940 Act"), the Registrant, GMO Trust, certifies that it meets all of the requirements of this Registration Statement under Rule 485(b) under the Securities Act, and has duly caused this Post-Effective Amendment No. 118 under the Securities Act and Post-Effective Amendment No. 146 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 1st day of March, 2006.

                          GMO Trust

                          By: /S/ SCOTT E. ESTON
                              -------------------------------------------
                              Scott E. Eston
                              Title:  President; Chief Executive Officer;
                              Principal Executive Officer

      Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 118 to the GMO Trust's Registration Statement under the Securities Act has been signed below by the following persons in the capacities and on the date indicated.

    Signatures                                        Title                                          Date
----------------------      ---------------------------------------------------------------      -------------
/S/ SCOTT E. ESTON          President; Chief Executive Officer; Principal Executive Officer      March 1, 2006
----------------------
Scott E. Eston

SUSAN RANDALL HARBERT*      Chief Financial Officer and Treasurer; Principal Financial and       March 1, 2006
----------------------
Susan Randall Harbert       Accounting Officer

DONALD W. GLAZER*           Trustee                                                              March 1, 2006
----------------------
 Donald W. Glazer

JAY O. LIGHT*               Trustee                                                              March 1, 2006
----------------------
Jay O. Light

W. NICHOLAS THORNDIKE*      Trustee                                                              March 1, 2006
----------------------
W. Nicholas Thorndike

                          * By: /S/ DAVID L. BOHAN
                                -----------------------------------------
                                David L. Bohan
                                Attorney-in-Fact

                                POWER OF ATTORNEY

      I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston, Susan Randall Harbert and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

      Witness my hand and common seal on the date set forth below.

            (Seal)

    Signatures                                        Title                                          Date
----------------------      ---------------------------------------------------------------      -------------
/S/ Jay O. Light            Trustee                                                              April 11, 2005
----------------------
Jay O. Light

                                POWER OF ATTORNEY

      I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston, Susan Randall Harbert and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

      Witness my hand and common seal on the date set forth below.

            (Seal)

    Signatures                                        Title                                          Date
----------------------      ---------------------------------------------------------------      -------------
/S/ Donald W. Glazer        Trustee                                                              April 11, 2005
----------------------
Donald W. Glazer

                                POWER OF ATTORNEY

      I, the undersigned officer of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

      Witness my hand and common seal on the date set forth below.

            (Seal)

        Signatures                                     Title                                          Date
--------------------------  ---------------------------------------------------------------      -------------
/S/ Susan Randall Harbert   Chief Financial Officer and Treasurer; Principal Financial and       April 11, 2005
--------------------------  Accounting Officer
Susan Randall Harbert

                                POWER OF ATTORNEY

      I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston, Susan Randall Harbert and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

      Witness my hand and common seal on the date set forth below.

            (Seal)

        Signatures                                     Title                                          Date
--------------------------  ---------------------------------------------------------------      -------------
/S/ W. Nicholas Thorndike   Trustee                                                              April 20, 2005
-------------------------
W. Nicholas Thorndike

                                  EXHIBIT INDEX

                                    GMO TRUST



Exhibit No.                                                    Title of Exhibit
-----------    ---------------------------------------------------------------------------------------------------------------------
    1          Amendment No. 27 to Amended and Restated Agreement and Declaration of Trust.

    2          Management Contract between the Trust, on behalf of its GMO Short-Duration Collateral Share Fund, and GMO.

    3          Form of Letter Agreement with respect to the IBT Custodian Agreement among the Trust, on behalf of GMO
               Short-Duration Collateral Share Fund, GMO and IBT.

    4          Form of Letter Agreement with respect to the IBT Delegation Agreement between IBT and the Trust, on behalf of GMO
               Short-Duration Collateral Share Fund.

    5          Form of Letter Agreement to the Transfer Agency Agreement among the Trust, on behalf of GMO Short-Duration
               Collateral Share Fund, GMO and IBT.

    6          Notifications of Obligation to Reimburse Certain Fund Expenses by GMO to the Trust.

    7          Form of Amended and Restated Servicing Agreement between the Trust, on behalf of certain Funds, and GMO.

    8          Form of Opinion and Consent of Ropes & Gray LLP.

    9          Consent of PricewaterhouseCoopers LLP.